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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Alger Funds II

ANNUAL REPORT
October 31, 2014

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	15
Portfolio Summary (Unaudited)	22
Schedules of Investments	23
Statements of Assets and Liabilities	57
Statements of Operations	63
Statements of Changes in Net Assets	66
Financial Highlights	71
Notes to Financial Statements	88
Report of Independent Registered Public Accounting Firm	114
Additional Information (Unaudited)	115

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Shareholders’ Letter	November 26, 2014

Dear Shareholders,

Earnings Growth Drives Equity Gains

Investors who downplay the powerful impact of corporate earnings on equities would be well served to analyze capital markets during the 12-month reporting period ended October 31. Indeed, concerns over equity valuations, global economic growth, geopolitical turmoil, and monetary policy drove considerable market volatility during the period. Yet strong corporate earnings and to a lesser extent U.S. economic growth later in the period supported investor sentiment, resulting in the S&P 500 index generating a 17.27% return and closing the period at a record high of 2018.05. Concerns about weakening global economic growth, meanwhile, resulted in foreign securities trailing the S&P 500. For the reporting period, the MSCI ACWI ex USA Index returned 0.49% and the MSCI Emerging Markets Index returned 0.98%. In this shareholder letter, we highlight how strong corporate earnings in the U.S. supported investor sentiment during the reporting period even as a variety of unfavorable developments caused market volatility.

Growth Scare Creates Buying Opportunity

The reporting period started with the S&P 500 having a forward price-to-earnings capitalization-weighted ratio of 14.94 compared to a 20-year average of 16.17. At Alger, we maintained that the ratio was reasonable considering corporations’ potential to grow earnings as the U.S. economy was expanding. We also held to our belief that the valuations were reasonable from a historical perspective. Yet some investors and various pundits maintained that uneven economic growth would fail to support such valuations. Those fears escalated when severe winter weather appeared to dampen gains in job creation and other economic indicators. By mid-February 2014, skittish investors reached a tipping point and sparked a “growth scare” or the selloff of high-growth stocks that were trading at elevated valuations. To illustrate the magnitude of this reaction, we note that the NYSE Arca Biotechnology Index, which consists of high-growth biotech companies, and the NASDAQ Internet Index, which consists of high-growth Internet companies, both declined substantially. The Arca Biotechnology Index dropped 19.64% from February 25 to April 14 and the NASDAQ Internet Index declined 20.42% from March 6 to May 8. At the same time, investors flocked to defensive names such as Wal-Mart Stores, Inc. and “old” technology names such as Microsoft Corp. and International Business Machines Corp.

At that time, we urged investors to use the selloff as a buying opportunity, which we believe was a timely call.(1) From its April 14, 2014 low to the end of the reporting period, the Arca Biotechnology Index generated a 41.39% return compared to the 12.33% return of the S&P 500. Similarly, the NASDAQ Internet Index generated a 15.28% return from its May 8, 2014 low to the end of the reporting period, compared to the 8.49% return of the S&P 500. In making the call, we reasoned that investors

(1)  See Alger Funds II Shareholder letter May 20, 2014, “Fear of Growth Stocks Creates Buying Opportunities.

would eventually return their focus to the potential for high-growth companies to rapidly increase their earnings.

Even with this bounce-back in stock prices we maintain that valuations are still reasonable among leading high-growth companies, especially when considering that many companies have strong potential for expanding their earnings. In the biotech industry, for example, many companies have potential to benefit from robust product development pipelines and increasing Food and Drug Administration (FDA) approvals. The increase in successful late-stage clinical trials and FDA approvals over the past three years, furthermore, points to an improvement in research and development productivity for the industry. The quality of products being developed has also improved as illustrated by the creation of new drugs that target rare diseases that have had limited treatment options. In addition, some new drugs are major advancements in treating life threatening diseases. As of the end of the reporting period, the large-cap biotech group was trading at a forward price-to-earnings ratio of 19.6 times 2016 earnings versus the 10-year average of 21.4. The average three-year per share revenue growth for the group is estimated to be 22% and the average three-year per share earnings growth is estimated to be 39%.

Global Economic Concerns

During the reporting period, investors also struggled with fears that weakening economic growth in China and disappointing results in Europe would curtail corporations’ revenues abroad and hinder U.S. exports. China’s GDP growth has been slowly moderating and we believe it will eventually reach a sustainable rate, yet many investors have been concerned about the country’s economy. Even with moderating economic growth, we believe the country’s expansion is still occurring at a substantial rate with GDP growing 7.7% in 2013 and the government having set a 7.5% target for this year. We note that the moderation is helping to curtail global inflation as the country’s demand for commodities softens.

Investors also took note of weak conditions in the eurozone. In September, the Organisation for Economic Co-operation and Development lowered its 2014 growth forecast for the region to 0.8% from a forecast of 1.2% that it made in May. An inflation rate of 0.3% in August, which was below the European Central Bank’s (ECB) target of 2%, also underscored economic weakness. In September, the ECB responded by cutting the rate that it charges banks for short-term loans to 0.05% from 0.15%. The 0.15% rate reflected a June rate cut. The ECB also increased the fee that it charges banks to store money to 0.2% from a 0.1% rate that it implemented in June. Shortly after announcing the September rate changes, ECB President Mario Draghi said the bank will implement unconventional monetary policy by purchasing securitized debt and covered bonds to help ease the flow of bank funding within the region. We believe eurozone countries need to implement structural reforms, including changes to labor policies, business regulations, and taxation to promote growth, yet we remain optimistic that conditions will improve. We note that growth this year has been a reversal of contractions experienced in prior years: in 2013 GDP declined 0.4% and in 2012 it dropped 0.6%. We are also optimistic that the eurozone will benefit from a weaker euro and from monetary policy.

Geopolitical Turmoil Rattles Investors

Russia’s annexation of the Crimea region of Ukraine also generated concerns. The Russian actions provoked strong criticism from the U.S. and the European Union. Russia quickly became subjected to targeted economic sanctions which sparked fears that the country’s economy may weaken further. The actions also sparked fears that Russia would retaliate by curtailing its exports of gas to Europe, which receives more than 30% of its gas from the country. Tensions escalated in July when a Malaysia Airlines jet was shot down in eastern Ukraine. At times, U.S equities retreated in response to Russia increasing its troops along the Ukraine border, and at other times equities rallied when the conflict appeared to be moderating. The conflict continues to simmer with ongoing tension between Ukrainians who want the country to become part of Russia and others who want the country to remain independent.

Also during the reporting period, terrorist organization ISIS, or the Islamic State, launched an insurgency in Iraq, which sparked fears that oil production in the country could be disrupted. With investors already fearful that Russia may curtail its oil and gas exports in response to sanctions, the ISIS actions escalated concerns over the world’s energy supply. The U.S. responded by forming an international coalition that has been launching airstrikes against ISIS. As the reporting period wound down, ISIS remained a considerable threat to political stability, but some observers maintained that its rate of expansion appeared to be slowing, a result of actions by Iraqi ground forces, damage to the organization’s financial base in Syria, unfavorable political demographics, resistance from local communities, and airstrikes.

U.S. Monetary Policy and Economic Growth

During the reporting period, the U.S. Federal Reserve stuck with its proposed October timeframe for ending asset purchases or quantitative easing. Investors, meanwhile, began to anticipate when the central bank will start to raise interest rates from record low levels as economic growth continued. Many observers have speculated that the change will occur next year. Favorable economic news, however, occasionally caused investors to sell equities in response to fears that that the Federal Reserve may raise rates sooner than anticipated. At times, those fears were alleviated by Federal Reserve officials emphasizing that the central bank remains committed to its accommodative policy for the foreseeable future. Throughout the reporting period, we remained unconcerned about the potential for rate increases. Market interest rates remain extremely low and the economy has considerable capacity for growth.

Corporate Earnings Support Equity Markets

Broadly speaking, expectations for continuing fiscal stimulus and economic expansion supported investor sentiment. More importantly, strong corporate earnings also drove equity performance. The last two months of the reporting period, for example, saw a considerable market decline reverse after corporate earnings helped support investor enthusiasm for equities. After reaching a peak on September 19, the S&P 500 declined 9.83% as investors grew weary of weakening global economic growth and geopolitical turmoil. The downward spiral quickly reversed in mid-

October, however, as corporate America started releasing strong earnings reports and the S&P 500 went on to close the reporting period at a record high. Noteworthy market movers included Caterpillar Inc. and 3M Company, both of which reported stronger-than-expected third-quarter results and raised their guidance for the remainder of 2014. Comcast Corp. and General Motors Co. also supported investor sentiment with per-share earnings that beat expectations. They were not isolated examples—with 360 companies having reported, the S&P 500 was on pace to grow third-quarter earnings 7.5% year over year as of October 31, compared to a 4.5% growth rate that analysts had expected, according to FactSet. Earlier in the reporting period, investor sentiment was supported by second-quarter S&P 500 earnings growing 6% and revenues growing 4.5%. Corporations were also able to grow earnings and revenues 3% during the first quarter despite a decline in GDP for the time period.

Portfolio Management

Rather than quickly responding to market volatility and the frequently changing whims of investors, we continued to follow our disciplined and research-driven investment strategy that seeks companies with strong potential to grow earnings. We continued to seek leading companies with compelling products and services that have potential to benefit from large and quickly evolving trends, such as the growing use of Internet-connected devices, increasing advertising on the web, cloud computing, and medical breakthroughs. We maintain that such companies offer attractive potential for long-term performance because equity prices are typically driven by corporate earnings. We also held to our view that the U.S. economy is stronger than commonly believed.

Going Forward

We continue to believe that equities have potential for generating substantial gains in the foreseeable future as a growing economy provides fertile ground for businesses to grow their earnings. An expanding labor force is strengthening the U.S. consumer, which should help corporations grow revenues and earnings. At the same time, consumers are getting relief from pain at the gasoline pump with the average U.S. price of automobile fuel dropping from approximately $3.27 per gallon in November of 2013 to $3.00 as of the end of the reporting period. Low energy costs resulting from an ongoing U.S. renaissance in oil and gas production, meanwhile, are helping to provide a favorable business environment.

Strong corporate fundamentals should also support equity gains as corporations continue to return capital to shareholders in the form of dividends and stock buybacks. According to Markit, dividend payments from S&P 500 companies are expected to increase 10% this year and are likely to continue growing next year. Stock buybacks have also increased. For the 12-month period ended June 30, S&P 500 companies repurchased $532.9 billion in stocks, which was the highest level since the start of 2008, according to FactSet.

The health of corporations is also illustrated by strong balance sheets. As of the end of the second quarter, S&P 500 non-financial companies held $1.35 trillion in cash and marketable securities, according to FactSet. While falling short of the all-time record of $1.36 trillion set at the end of 2013, it still represents a high level and a 6.9% year-over-year increase, reports FactSet. In another indication of strong fundamentals, large capitalization companies excluding financials and utilities had a free-cash flow yield of 4.38% at the end of October while the average from November of 1952 through the end of the reporting period was only 3.67%, according to Empirical Research Partners. We also maintain that valuations are reasonable, with the S&P 500 having a forward capitalization-weighted P/E ratio of 15.08 at the end of the reporting period compared to a 20-year historical average of 16.28.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 16.56% for the fiscal 12-month period ended October 31, 2014, compared to the 16.39% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health Care sectors was the most important contributor to performance, while Energy and Industrials were among sectors that detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 104.86% of assets. In aggregate, long positions contributed 17.40% to performance. The Fund’s average allocation to short positions was -7.17%. The short positions provided a 0.84% drag on performance.

Among the most important relative contributors were NXP Semiconductors NV; Facebook, Inc., Cl. A; HCA Holdings, Inc.; CVS Caremark Corp.; and Actavis PLC. Shares of social network operator Facebook performed strongly during the reporting period as the company was able to increase revenues from advertisers who are targeting users who access the firm’s website with mobile devices.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Oracle Corp.; Allergan, Inc.; and Myriad Genetics, Inc. SoftBank Corp., which is a Japanese telecommunications and Internet company, also detracted from results. Weakness in the company’s telecommunications business and the yen caused the performance of shares of SoftBank to detract from the Fund’s results during the reporting period.

Among short positions, Waddell & Reed Financial, Inc., Cl. A contributed to performance. The company is an asset manager that offers equity and fixed income funds. It has been experiencing redemptions from its funds which has driven the price of Waddell & Reed stock down. Shorting entails borrowing stock and selling it. As the stock price of Waddell & Reed declined, the portfolio’s cost of replacing the borrowed shares also declined, resulting in the position having a positive impact on performance.

Short position Oracle Corp. detracted from performance. Shares of Oracle gained in value with noteworthy performance in the final quarter of 2013. The company develops, manufactures, markets, hosts, and supports database and middleware software, hardware systems, and software applications. We believed investors had low expectations for Oracle because of the company’s aging product line, but the company maintained its guidance which supported the performance of the shares.

Alger Green Fund

The Alger Green Fund returned 7.99% for the fiscal 12-month period ended October 31, 2014, compared to the 16.39% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Utilities and Industrials sectors was the most important contributor to performance, while Health Care and Consumer Staples were among sectors that detracted from results.

Among the most important relative contributors were Facebook, Inc., Cl. A; Acuity Brands, Inc.; Broadcom Corp., Cl. A; NIKE, Inc., Cl. B; and Tesla Motors, Inc. Shares of Facebook performed strongly in response to reasons described in the Alger Spectra Fund discussion.

Conversely, detracting from overall results on a relative basis were Whole Foods Market, Inc.; Cree, Inc.; Microsoft Corp.; GNC Holdings, Inc., Cl. A; and Yingli Green Energy Holding Co. Ltd. Sponsored ADR. Share performance of GNC holdings weakened in the first quarter. The company is a retailer of nutritional supplements and other health and wellness products. Unusually severe winter weather and slower industry sales caused a reduction in sales growth and earnings expectations, which hurt the performance of its stock.

Alger Analyst Fund

The Alger Analyst Fund returned 9.83% for the fiscal 12-month period ended October 31, 2014, compared to the 14.59% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Industrials. Relative outperformance in the Health Care and Materials sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary were among sectors that detracted from results.

Among the most important relative contributors were HCA Holdings, Inc.; DBV Technologies SA; MGM Resorts International; and ServiceNow, Inc. Gilead Sciences, Inc. also contributed to performance. The company specializes in treatments for infectious, cardiovascular, and pulmonary diseases. Its Solvaldi product is used to treat hepatitis C.  Gilead shares performed strongly late in the reporting period after the company said sales of Solvaldi had exceeded street expectations.

Conversely, detracting from overall results on a relative basis were Chipotle Mexican Grill, Inc.; Control4 Corp.; CommVault Systems, Inc.; and AcelRx Pharmaceuticals, Inc. The ExOne Co. also detracted from results. The company sells three-dimensional printing machines and printing products. Performance of The ExOne Co. shares weakened after the company reported second-quarter results that missed expectations and lowered its 2014 margin guidance, but reiterated its 2014 revenue guidance. The miss is largely attributable to execution issues and unexpected costs of about $1 million related to a materials contract.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 6.15% for the fiscal 12-month period ended October 31, 2014, compared to the 17.27% return of the Fund’s benchmark, the S&P 500 index.

The Fund uses a strategy that includes long and short positions. The strategy seeks to generate market-like returns over long term periods, generally three to five years, while limiting the impact upon performance of market downturns. During shorter-term periods, such strategies may underperform when markets generate strong gains, perform in-line or modestly outperform when markets are flat and outperform when markets decline.

During the reporting period, the Fund’s long exposure decreased from 69.22% to 66.50% of assets. The Fund’s average long exposure was 72.66%. Long positions, in aggregate, underperformed the Fund’s benchmark and had an approximately 8.67% contribution to absolute performance. Short positions were decreased from -20.81% to -16.30% of assets. The average allocation to short positions was -20.19%. Short positions trailed the performance of the Fund’s benchmark and detracted 2.52% from performance. Average net exposure, which is the difference between long and short exposure, was 52.47%.

During the period, the largest sector weightings were Information Technology and Health Care. Based on the net of long and short positions, no sectors were overweight during the period. The largest sector underweight was Financials. Relative outperformance in the Materials and Telecommunication Services sectors was the most important contributor to performance, while Financials and Industrials detracted from results.

Among the most important relative contributors were NXP Semiconductors NV; HCA Holdings, Inc.; Rockwood Holdings, Inc.; Avago Technologies Ltd.; and Facebook, Inc., Cl. A. Shares of Facebook performed strongly in response to reasons described in the Alger Spectra Fund discussion.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; Oracle Corp.; Quiksilver, Inc.; and Apple, Inc. AcelRx Pharmaceuticals, Inc. also detracted from results. The company is developing Zalviso for the in-patient treatment of moderate to severe pain. Performance of AcelRx shares weakened in the third quarter after the FDA announced that it needed additional data on Zalviso. The development was disappointing as it will delay government approval of the product and it hurts management credibility.

Among short positions, Waddell & Reed Financial, Inc., Cl. A contributed to performance and Oracle Corp. detracted from results. Performance of those positions was described in the Spectra Fund discussion.

Alger Emerging Markets Fund

The Alger Emerging Markets Fund returned -1.36% for the fiscal 12-month period ended October 31, 2014, compared to the 0.98% return of its benchmark, the MSCI Emerging Markets Index.

During the reporting period, the largest sector weightings were Financials and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials. Relative outperformance in the Financials and Energy sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Holdings in India, Mexico, China, and Russia provided the greatest contributions to relative performance while South Korea, Taiwan, South Africa and Brazil were among countries that detracted from results.

Among the most important relative contributors were Infraestructura Energetica Nova SAB de CV; Aurobindo Pharma Ltd; Tata Motors Ltd.; and PT Tower Bersama Infrastructure Tbk. Motherson Sumi Systems Ltd. also contributed to results with strong performance during the third quarter. The company is a global auto parts supplier. It reported fourth-quarter, fiscal year 2014 earnings that were up 57% year over year, which met expectations. The company also made its first acquisition in North America when it agreed to buy the wiring harness business of Stoneridge, Inc. In September, the chairman of Motherson suggested that the company may accelerate building additional manufacturing capacity during the second half of fiscal year 2015, and he provided revenue guidance for the fiscal year that was slightly above Wall Street estimates.

Conversely, detracting from overall results on a relative basis were Taiwan Semiconductor Manufacturing Co., Ltd.; Ginko International Co., Ltd.; Compal Electronics, Inc.; and Yandex NV. South Korea-listed Sapphire Technology Co. Ltd., which is the largest sapphire ingot supplier in the world, also detracted from performance. Sapphire ingot is used in the manufacturing of displays on smart phones. Apple’s iPhone 6 and 6 Plus models were released in the third quarter without having sapphire cover glass and Apple indicated it was looking for sapphire in only two out of three versions of its watch screens. This left investors questioning the viability of sapphire cover glass.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your business and continued confidence in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, Inc.

The following positions represented the noted percentages of Alger assets under management as of October 31, 2014: Caterpillar Inc., 0.00%; 3M Company, 0.00%; Comcast Corp., 1.77%; General Motors Co., 0.01%; Wal-Mart Stores, Inc., 0.00%; Microsoft Corp., 2.04%; International Business Machines Corp., 0.01%; Markit, 0.00%; Empirical Research Partners, 0.00%; and FactSet, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless proceeded or accompanied by an effective prospectus for the funds. Fund performance returns represent the 12-month fiscal period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of October 31, 2014. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities. The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors. Funds that participate in leveraging are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund’s environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•      The S&P 500 index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

•      The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•      The NYSE Arca Biotechnology Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services.

•      The NASDAQ Internet Index is a modified market capitalization-weighted index designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses that are listed on the NASDAQ Stock Market, the New York Stock Exchange (NYSE) or NYSE Amex.

•      The Organisation for Economic Co-operation and Development is a group of 30 developed countries that discuss and develop economic and social policy.

•      The Thomson Reuters/University of Michigan Consumer Sentiment Index measures consumers’ outlook of the economy.

•      Empirical Research Partners is a broker-dealer that provides research on a range of topics of interest to institutional investors.

•      Markit is a global, diversified provider of financial information.

•      The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

•      The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap

Index companies with higher price-to-book ratios and higher forecasted growth values.

•    FactSet provides computer-based financial data and analysis for financial professionals, including investment managers, hedge funds and investment bankers.

•    The MSCI ACWI ex USA is a market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Alger Spectra Fund’s Class A shares performance prior to September 23, 2008 is that of the fund’s Class N shares, adjusted to reflect applicable sales charges and operating expenses.

FUND PERFORMANCE AS OF 9/30/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Alger Spectra Class A	14.48%	15.51%	13.32%
Alger Spectra Class C*	18.96%	15.90%	13.11%
Alger Spectra Class I†	20.86%	16.84%	14.02%

	1 YEAR	5 YEARS	Since 12/29/2010
Alger Spectra Class Z	21.28%	n/a	15.94%

*                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†                 Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

Alger Green Fund’s Class A shares performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 9/30/14 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Alger Green Class A (Inception 12/4/00)	4.67%	10.41%	8.42%	1.23%
Alger Green Class C (Inception 9/24/08)*	8.53%	10.76%	n/a	7.81%
Alger Green Class I (Inception 9/24/08)†	10.43%	11.61%	n/a	8.64%
Alger Analyst Class A (Inception 3/30/07)	3.16%	12.03%	n/a	6.06%
Alger Analyst Class C (Inception 9/24/08)*	7.07%	12.49%	n/a	6.06%
Alger Analyst Class I (Inception 9/24/08)†	8.84%	13.27%	n/a	6.81%
Alger Dynamic Opportunities Class A (Inception 11/2/09)	1.32%	n/a	n/a	5.62%
Alger Dynamic Opportunities Class C (Inception 12/29/10)‡	5.13%	n/a	n/a	5.97%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	7.18%	n/a	n/a	6.58%
Alger Emerging Markets Class A (Inception 12/29/10)	(2.09)%	n/a	n/a	(2.71)%
Alger Emerging Markets Class C (Inception 12/29/10)	1.58%	n/a	n/a	(2.16)%
Alger Emerging Markets Class I (Inception 12/29/10)	3.34%	n/a	n/a	(1.45)%
Alger Emerging Markets Class Z (Inception 2/28/14)	n/a	n/a	n/a	0.87%

*

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

‡

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1974
Class A (Inception 7/28/69)	10.46%	16.70%	13.16%	16.03%
Class C (Inception 9/24/08)*	14.69%	17.09%	12.95%	15.32%
Class I (Inception 9/24/08)†	16.63%	18.05%	13.85%	16.20%
Russell 3000 Growth Index	16.39%	17.52%	9.09%	n/a

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	17.01%	n/a	n/a	15.86%
Russell 3000 Growth Index	16.39%	n/a	n/a	15.39%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund’s investment advisor.  The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value.  Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863

*

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2014.  The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/4/2000
Class A (Inception 12/4/00)	2.28%	11.42%	8.37%	1.36%
Russell 3000 Growth Index	16.39%	17.52%	9.09%	4.01%

	1 YEAR	5 YEARS	10 YEARS	Since 9/24/2008
Class C (Inception 9/24/08)	6.22%	11.72%	n/a	8.03%
Class I (Inception 9/24/08)	7.91%	12.58%	n/a	8.85%
Russell 3000 Growth Index	16.39%	17.52%	n/a	12.87%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.  Performance figures prior to January 12, 2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund.  The predecessor fund followed different investment strategies and had a different portfolio manager.  As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER ANALYST FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through October 31, 2014. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends.  Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/30/2007
Class A (Inception 3/30/07)	3.98%	13.73%	n/a	6.36%
Class C (Inception 9/24/08)*	8.03%	14.18%	n/a	6.36%
Class I (Inception 9/24/08)†	9.84%	14.96%	n/a	7.11%
Russell Midcap Growth Index	14.59%	18.73%	n/a	8.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

†

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September 24, 2008, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through October 31, 2014. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/2/2009
Class A (Inception 11/2/09)	0.61%	n/a	n/a	5.67%
Class C (Inception 12/29/10)*	4.39%	n/a	n/a	6.01%
S&P 500 Index	17.27%	n/a	n/a	16.56%
Blended S&P 500 / LIBOR	8.53%	n/a	n/a	8.39%

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class Z (Inception 12/29/10)	6.52%	n/a	n/a	6.65%
S&P 500 Index	17.27%	n/a	n/a	15.48%
Blended S&P 500 / LIBOR	8.53%	n/a	n/a	7.83%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.  Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge.  The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*

Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to December 29, 2010, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND

Fund Highlights Through October 31, 2014 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index (an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging Markets Fund Class A, through October 31, 2014. The figures for the Alger Emerging Markets Fund Class A and the MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/14

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/29/2010
Class A (Inception 12/29/10)	(6.53)%	n/a	n/a	(2.41)%
Class C (Inception 12/29/10)	(3.00)%	n/a	n/a	(1.89)%
Class I (Inception 12/29/10)	(1.37)%	n/a	n/a	(1.18)%
MSCI Emerging Markets Index	0.98%	n/a	n/a	(0.03)%

	1 YEAR	5 YEARS	10 YEARS	Since 2/28/2014
Class Z (Inception 2/28/14)	n/a	n/a	n/a	1.84%
MSCI Emerging Markets Index	n/a	n/a	n/a	7.58%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†

October 31, 2014 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Alger Dynamic Opportunities Fund*
Consumer Discretionary	17.9%	21.7%	28.0%	8.2%
Consumer Staples	5.5	6.7	2.9	1.8
Energy	4.0	0.0	6.4	3.8
Financials	7.4	1.8	5.9	2.8
Health Care	19.6	5.4	14.9	16.6
Industrials	7.9	22.5	14.0	2.0
Information Technology	32.6	30.4	20.0	15.1
Materials	2.4	3.5	4.4	0.0
Telecommunication Services	0.5	0.0	2.0	0.0
Utilities	0.3	4.4	0.0	0.5
Short-Term Investments and Net Other Assets	1.9	3.6	1.5	49.2
	100.0%	100.0%	100.0%	100.0%

COUNTRY	Alger Emerging Markets Fund
Brazil	9.7%
China	17.6
Colombia	2.7
Hong Kong	2.3
India	8.7
Indonesia	2.8
Malaysia	1.8
Mexico	6.1
Peru	1.2
Philippines	1.7
Poland	1.8
Qatar	0.6
Russia	4.3
South Africa	5.9
South Korea	13.4
Taiwan	10.0
Thailand	2.4
Turkey	1.4
United Arab Emirates	0.5
United Kingdom	0.9
Cash and Net Other Assets	4.2
100.0%

*                      Includes short sales as a reduction of sector exposure.

†                      Based on net assets for each Portfolio.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—100.3%
ADVERTISING—0.3%
Choicestream, Inc.*(a),(b)	178,292	$101,626
Lamar Advertising Co., Cl. A	256,100	13,227,565
		13,329,191
AEROSPACE & DEFENSE—3.6%
Honeywell International, Inc.+	863,700	83,018,844
Lockheed Martin Corp.	115,000	21,915,550
Precision Castparts Corp.	148,900	32,862,230
The Boeing Co.+	178,800	22,333,908
		160,130,532
AIRLINES—0.8%
JetBlue Airways Corp.*	213,100	2,459,174
United Continental Holdings, Inc.*	597,099	31,532,798
		33,991,972
ALTERNATIVE CARRIERS—0.5%
Level 3 Communications, Inc.*	473,000	22,188,430

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Michael Kors Holdings Ltd.*	68,730	5,401,491
PVH Corp.	38,300	4,379,605
Quiksilver, Inc.*	1,621,939	2,838,393
Ralph Lauren Corp.	171,540	28,276,654
		40,896,143
APPAREL RETAIL—0.5%
L Brands, Inc.	311,679	22,478,289

APPLICATION SOFTWARE—2.2%
Adobe Systems, Inc.*	155,800	10,924,696
Mobileye NV*	57,800	3,006,178
Palantir Technologies, Inc., Cl. A*(c)	348,292	2,107,167
salesforce.com, inc.*	939,886	60,143,305
SAP SE#	341,700	23,280,021
		99,461,367
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.*	56,950	11,378,040

AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC.	566,900	39,104,762
Lear Corp.	170,400	15,762,000
WABCO Holdings, Inc.*	232,800	22,670,064
		77,536,826
AUTOMOBILE MANUFACTURERS—0.2%
Tesla Motors, Inc.*	41,900	10,127,230

BIOTECHNOLOGY—6.5%
Amgen, Inc.	237,045	38,443,958
Biogen Idec, Inc.*+	150,780	48,412,442
Celgene Corp.*+	345,500	36,999,595

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Gilead Sciences, Inc.*+	1,025,950	$114,906,400
Intercept Pharmaceuticals, Inc.*	18,000	4,651,020
Pharmacyclics, Inc.*	212,600	27,780,442
Puma Biotechnology, Inc.*	18,970	4,753,882
Vertex Pharmaceuticals, Inc.*	112,400	12,660,736
		288,608,475
BREWERS—0.5%
Anheuser-Busch InBev NV#	71,900	7,979,462
Molson Coors Brewing Co., Cl. B	206,400	15,352,032
		23,331,494
BROADCASTING—0.3%
CBS Corp., Cl. B	245,838	13,329,336

BUILDING PRODUCTS—0.6%
Fortune Brands Home & Security, Inc.	246,995	10,682,534
Lennox International, Inc.	154,600	13,747,032
		24,429,566
CABLE & SATELLITE—3.1%
Comcast Corporation, Cl. A	1,823,140	100,910,799
DISH Network Corp., Cl. A*	154,200	9,814,830
Time Warner Cable, Inc.	197,500	29,073,975
		139,799,604
CASINOS & GAMING—0.3%
MGM Resorts International*	576,500	13,403,625

COMMUNICATIONS EQUIPMENT—0.3%
F5 Networks, Inc.*	123,267	15,159,376

COMPUTER STORAGE & PERIPHERALS—0.5%
SanDisk Corp.	256,300	24,128,082

CONSTRUCTION & ENGINEERING—0.2%
Quanta Services, Inc.*	262,826	8,957,110

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.1%
Cummins, Inc.	14,400	2,104,992

CONSTRUCTION MATERIALS—0.3%
Martin Marietta Materials, Inc.	129,500	15,141,140

CONSUMER FINANCE—1.4%
American Express Co.+	459,600	41,341,020
Discover Financial Services	353,855	22,568,872
		63,909,892
DATA PROCESSING & OUTSOURCED SERVICES—4.2%
Alliance Data Systems Corp.*	265,515	75,233,675
Fiserv, Inc.*	561,500	39,013,020
Visa, Inc., Cl. A+	299,315	72,263,621
		186,510,316

	SHARES	VALUE
COMMON STOCKS—(CONT.)
DEPARTMENT STORES—0.3%
Macy’s, Inc.	35,200	$2,035,264
Nordstrom, Inc.	181,900	13,207,759
		15,243,023
DIVERSIFIED CHEMICALS—0.1%
The Dow Chemical Co.	130,800	6,461,520

DRUG RETAIL—2.8%
CVS Caremark Corp.+	1,095,600	94,013,436
Walgreen Co.	454,950	29,216,889
		123,230,325
FERTILIZERS & AGRICULTURAL CHEMICALS—0.4%
Monsanto Co.	138,500	15,933,040

FOOD RETAIL—0.6%
The Kroger Co.	436,900	24,339,699

FOOTWEAR—0.8%
NIKE, Inc., Cl. B	402,200	37,392,534

GENERAL MERCHANDISE STORES—0.8%
Dollar General Corp.*	533,000	33,403,110

HEALTH CARE EQUIPMENT—1.5%
Covidien PLC.+	221,712	20,495,057
Insulet Corp.*	230,401	9,946,411
St. Jude Medical, Inc.	520,500	33,400,485
Zimmer Holdings, Inc.	31,400	3,492,936
		67,334,889
HEALTH CARE FACILITIES—2.7%
HCA Holdings, Inc.*+	1,495,349	104,749,197
Universal Health Services, Inc., Cl. B	148,700	15,421,677
		120,170,874
HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	1,062,600	21,198,870

HOME IMPROVEMENT RETAIL—3.6%
Lowe’s Companies, Inc.	879,800	50,324,560
The Home Depot, Inc.+	1,106,900	107,944,888
		158,269,448
HOTELS RESORTS & CRUISE LINES—1.9%
Ctrip.com International Ltd.#*	236,000	13,758,800
Hilton Worldwide Holdings, Inc.*	933,319	23,556,971
Royal Caribbean Cruises Ltd.+	584,812	39,749,672
Starwood Hotels & Resorts Worldwide, Inc.	81,400	6,240,124
		83,305,567
HOUSEHOLD PRODUCTS—0.3%
The Procter & Gamble Co.	171,550	14,971,169

HOUSEWARES & SPECIALTIES—0.3%
Jarden Corp.*	143,900	9,366,451

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEWARES & SPECIALTIES—(CONT.)
Samsonite International SA	1,641,400	$5,449,957
		14,816,408
INDUSTRIAL CONGLOMERATES—0.8%
Danaher Corp.	442,900	35,609,160

INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	238,100	32,062,546

INDUSTRIAL MACHINERY—0.3%
Ingersoll-Rand PLC.	217,304	13,607,576

INTERNET RETAIL—1.9%
Amazon.com, Inc.*+	65,600	20,038,176
Expedia, Inc.	196,400	16,688,108
Qunar Cayman Islands Ltd.#*	721,300	19,402,970
The Priceline Group, Inc.*	11,500	13,871,415
TripAdvisor, Inc.*	178,803	15,852,674
		85,853,343
INTERNET SOFTWARE & SERVICES—11.2%
Alibaba Group Holding Ltd.#*	71,500	7,049,900
Cornerstone OnDemand, Inc.*	256,200	9,292,374
Demandware, Inc.*	132,400	7,937,380
Facebook, Inc., Cl. A*+	2,318,915	173,895,436
Google, Inc., Cl. A*+	71,114	40,383,507
Google, Inc., Cl. C*+	244,609	136,755,999
GrubHub, Inc.*	239,850	8,720,946
LinkedIn Corp., Cl. A*	203,000	46,478,880
Trulia, Inc.*	97,600	4,553,040
Yahoo! Inc.*	1,422,195	65,492,080
		500,559,542
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley+	635,200	22,200,240

IT CONSULTING & OTHER SERVICES—0.8%
Cognizant Technology Solutions Corp., Cl. A*	763,900	37,316,515

LIFE SCIENCES TOOLS & SERVICES—1.3%
Thermo Fisher Scientific, Inc.+	474,074	55,736,880

MANAGED HEALTH CARE—1.8%
Aetna, Inc.+	385,500	31,807,605
Cigna Corp.	356,200	35,466,834
UnitedHealth Group, Inc.	123,300	11,714,733
		78,989,172
MOVIES & ENTERTAINMENT—0.4%
The Walt Disney Co.	195,600	17,873,928

MULTI-LINE INSURANCE—1.4%
American International Group, Inc.	184,700	9,894,379

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-LINE INSURANCE—(CONT.)
Hartford Financial Services Group, Inc.	1,328,855	$52,596,081
		62,490,460
MULTI-UTILITIES—0.2%
Sempra Energy	85,600	9,416,000

OIL & GAS EQUIPMENT & SERVICES—1.3%
Halliburton Company	285,400	15,736,956
National Oilwell Varco, Inc.	173,066	12,571,514
Weatherford International PLC*+	1,850,320	30,382,255
		58,690,725
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Anadarko Petroleum Corp.+	463,351	42,526,355
Devon Energy Corp.	835,700	50,142,000
Pioneer Natural Resources Co.	40,300	7,619,118
Whiting Petroleum Corp.*	109,800	6,724,152
		107,011,625
OIL & GAS STORAGE & TRANSPORTATION—0.6%
Cheniere Energy, Inc.*	344,600	25,845,000
Cone Midstream Partners LP*	41,600	1,258,816
		27,103,816
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	2,319,600	39,804,336
Citigroup, Inc.	210,200	11,252,006
		51,056,342
PHARMACEUTICALS—6.0%
AbbVie, Inc.	1,120,100	71,081,546
Actavis PLC.*+	506,509	122,949,994
Allergan, Inc.	219,400	41,699,164
Salix Pharmaceuticals Ltd.*	79,707	11,465,852
Shire PLC.	66,200	4,408,623
Teva Pharmaceutical Industries Ltd.#	196,200	11,079,414
Valeant Pharmaceuticals International, Inc.*	34,700	4,616,488
		267,301,081
RAILROADS—1.3%
Canadian National Railway, Co.	191,100	13,487,838
Union Pacific Corp.	365,900	42,609,055
		56,096,893
RENEWABLE ELECTRICITY—0.1%
TerraForm Power, Inc., Cl. A*	165,400	4,707,284

RESTAURANTS—0.9%
Starbucks Corp.+	513,030	38,764,547

SECURITY & ALARM SERVICES—0.6%
Tyco International Ltd.	593,721	25,488,443

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.	311,575	$24,259,230
SunEdison, Inc.*	1,410,600	27,520,806
		51,780,036
SEMICONDUCTORS—4.2%
Avago Technologies Ltd.	707,800	61,047,750
Micron Technology, Inc.*	1,996,745	66,072,292
NXP Semiconductors NV*	761,725	52,300,039
Samsung Electronics Co., Ltd.	6,000	6,946,842
		186,366,923
SOFT DRINKS—1.1%
Monster Beverage Corp.*	12,900	1,301,352
PepsiCo, Inc.+	479,415	46,105,341
		47,406,693
SPECIALIZED FINANCE—0.2%
McGraw Hill Financial, Inc.	83,700	7,573,176

SPECIALTY CHEMICALS—1.1%
PolyOne Corp.	411,705	15,237,202
PPG Industries, Inc.	84,800	17,272,912
Rockwood Holdings, Inc.	102,380	7,874,046
The Sherwin-Williams Co.	29,200	6,703,152
		47,087,312
SPECIALTY STORES—0.7%
Signet Jewelers Ltd.	270,912	32,512,149

SYSTEMS SOFTWARE—2.4%
Microsoft Corp.+	2,305,520	108,244,164

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.9%
Apple, Inc.+	2,746,869	296,661,852
Western Digital Corp.	106,060	10,433,122
		307,094,974
TOBACCO—0.2%
Lorillard, Inc.	135,721	8,346,842

TRADING COMPANIES & DISTRIBUTORS—0.8%
HD Supply Holdings, Inc.*	1,028,971	29,675,524
United Rentals, Inc.*	64,000	7,043,840
		36,719,364
TOTAL COMMON STOCKS (Cost $3,714,700,224)		4,467,469,255

PREFERRED STOCKS—0.5%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(d)	1,537,428	876,334
Choicestream, Inc., Cl. B*,(b)(e)	3,765,639	2,146,414
		3,022,748

	SHARES	VALUE
PREFERRED STOCKS—(CONT.)
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(f)	1,420,438	$8,707,285
Palantir Technologies, Inc., Cl. D*(g)	185,062	1,138,131
		9,845,416
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*(h)	171,099	7,357,257
TOTAL PREFERRED STOCKS (Cost $19,632,430)		20,225,421

MASTER LIMITED PARTNERSHIP—1.3%
ASSET MANAGEMENT & CUSTODY BANKS—1.3%
The Blackstone Group LP.	1,269,034	38,223,304
The Carlyle Group LP.	742,595	20,614,437
		58,837,741
TOTAL MASTER LIMITED PARTNERSHIP (Cost $59,360,359)		58,837,741

REAL ESTATE INVESTMENT TRUST—1.5%
RESIDENTIAL—0.6%
American Campus Communities, Inc.	221,387	8,693,868
AvalonBay Communities, Inc.	132,800	20,695,552
		29,389,420
SPECIALIZED—0.9%
Crown Castle International Corp.	499,700	39,036,564

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $70,257,742)		68,425,984
Total Investments (Cost $3,863,950,755)(i)	103.6%	4,614,958,401
Liabilities in Excess of Other Assets	(3.6)%	(159,137,513)
NET ASSETS	100.0%	$4,455,820,888

(a)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $101,626 and an original cost of $51,705 in those securities.
(b)	Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
*	Non-income producing security.
+	All or a portion of this security is held as collateral for securities sold short.
(c)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $2,107,167 and an original cost of $2,266,336 in those securities.
#	American Depositary Receipts.
(d)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $876,334 and an original cost of $1,229,452 in those securities.
(e)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $2,146,414 and an original cost of $2,259,383 in those securities.
(f)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $8,707,285 and an original cost of $9,379,767 in those securities.

(g)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $1,138,131 and an original cost of $1,221,931 in those securities.
(h)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $7,357,257 and an original cost of $5,541,897 in those securities.
(i)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,919,536,423, amounted to $695,421,978 which consisted of aggregate gross unrealized appreciation of $794,559,973 and aggregate gross unrealized depreciation of $99,137,995.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short October 31, 2014

	SHARES	VALUE
COMMON STOCKS—-5.5%
AGRICULTURAL & FARM MACHINERY—-1.0%
Deere & Co.	(500,400)	$(42,804,216)

APPAREL RETAIL—-0.2%
Ross Stores, Inc.	(109,300)	(8,822,696)
The Finish Line, Inc., Cl. A	(40,273)	(1,066,026)
		(9,888,722)
ASSET MANAGEMENT & CUSTODY BANKS—-0.3%
Waddell & Reed Financial, Inc., Cl. A	(291,800)	(13,930,532)

AUTO PARTS & EQUIPMENT—-0.1%
Visteon Corp.*	(69,800)	(6,554,220)

AUTOMOTIVE RETAIL—-0.1%
AutoZone, Inc.*	(8,100)	(4,483,512)

BIOTECHNOLOGY—-0.2%
Myriad Genetics, Inc.*	(235,900)	(9,315,691)

COMPUTER STORAGE & PERIPHERALS—0.0%
NetApp, Inc.	(48,500)	(2,075,800)

DATA PROCESSING & OUTSOURCED SERVICES—-0.3%
Jack Henry & Associates, Inc.	(110,900)	(6,634,038)
Syntel, Inc.*	(99,100)	(8,583,051)
		(15,217,089)
EXCHANGE TRADED FUNDS—-0.3%
SPDR S&P Oil & Gas Exploration & Production ETF	(239,924)	(14,604,174)

HEALTH CARE SERVICES—-0.4%
Express Scripts, Inc.*	(227,500)	(17,476,550)

HOME IMPROVEMENT RETAIL—-0.2%
Lumber Liquidators Holdings, Inc.*	(183,700)	(9,877,549)

HOTELS RESORTS & CRUISE LINES—-0.2%
Norwegian Cruise Line Holdings Ltd*	(209,700)	(8,178,300)

HOUSEWARES & SPECIALTIES—-0.3%
Tupperware Brands Corp.	(180,400)	(11,500,500)

INDUSTRIAL MACHINERY—-0.1%
Flowserve Corp.	(33,644)	(2,287,456)

IT CONSULTING & OTHER SERVICES—-0.7%
Accenture Ltd.	(53,200)	(4,315,584)
Infosys Technologies Ltd.#	(386,250)	(25,824,675)
		(30,140,259)
SEMICONDUCTORS—-0.5%
Linear Technology Corp.	(447,900)	(19,188,036)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(78,200)	(1,721,964)
Texas Instruments, Inc.	(107,700)	(5,348,382)
		(26,258,382)
SPECIALTY CHEMICALS—-0.2%
Celanese Corp.	(132,100)	(7,758,233)

SYSTEMS SOFTWARE—-0.2%
NetSuite, Inc.*	(62,400)	(6,780,384)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—-0.1%
Blackberry Ltd.*	(243,700)	$(2,558,850)

TRUCKING—-0.1%
Heartland Express, Inc.	(107,800)	(2,710,092)
TOTAL (Proceeds $241,133,884)		$(244,400,511)

*                      Non-income producing security.

#                      American Depositary Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER GREEN FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—96.3%
ADVERTISING—0.0%
Choicestream, Inc.*(a),(b)	3,619	$2,063

AEROSPACE & DEFENSE—2.8%
Hexcel Corp.*	17,450	730,980
Honeywell International, Inc.	15,440	1,484,093
		2,215,073
AGRICULTURAL & FARM MACHINERY—0.5%
Lindsay Corp.	4,690	411,313

AIR FREIGHT & LOGISTICS—2.6%
FedEx Corp.	5,515	923,211
United Parcel Service, Inc., Cl. B	10,510	1,102,604
		2,025,815
APPAREL ACCESSORIES & LUXURY GOODS—0.5%
Ralph Lauren Corp.	2,360	389,022

APPLICATION SOFTWARE—1.6%
EnerNOC, Inc.*	37,525	554,244
SAP SE#	10,330	703,783
		1,258,027
AUTO PARTS & EQUIPMENT—3.0%
BorgWarner, Inc.	21,140	1,205,403
Johnson Controls, Inc.	24,140	1,140,615
		2,346,018
AUTOMOBILE MANUFACTURERS—2.3%
General Motors Co.	11,875	372,875
Tesla Motors, Inc.*	5,925	1,432,072
		1,804,947
COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.*	30,690	645,411

COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	31,190	763,219

CONSTRUCTION & ENGINEERING—0.7%
Aecom Technology Corp.*	16,870	549,118

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
Cummins, Inc.	6,265	915,818

CONSUMER ELECTRONICS—1.3%
Harman International Industries, Inc.	9,665	1,037,441

CONSUMER FINANCE—0.9%
American Express Co.	8,275	744,336

DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Alliance Data Systems Corp.*	3,650	1,034,227
Visa, Inc., Cl. A	3,625	875,184
		1,909,411
DISTRIBUTORS—1.5%
LKQ Corp.*	42,190	1,205,368

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRIC UTILITIES—2.7%
Duke Energy Corp.	11,035	$906,525
ITC Holdings Corp.	31,380	1,242,962
		2,149,487
ELECTRICAL COMPONENTS & EQUIPMENT—3.4%
Acuity Brands, Inc.	11,235	1,566,496
SolarCity Corp.*	19,340	1,144,541
		2,711,037
ELECTRONIC EQUIPMENT MANUFACTURERS—0.7%
Itron, Inc.*	13,815	537,818

ELECTRONIC MANUFACTURING SERVICES—0.3%
Trimble Navigation Ltd.*	10,030	269,406

ENVIRONMENTAL & FACILITIES SERVICES—4.1%
Clean Harbors, Inc.*	10,490	520,619
Covanta Holding Corp.	37,680	831,598
Tetra Tech, Inc.	34,655	929,100
Waste Management, Inc.	19,170	937,221
		3,218,538
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	13,760	935,955

FOOD RETAIL—0.9%
Whole Foods Market, Inc.	17,585	691,618

FOOTWEAR—2.4%
NIKE, Inc., Cl. B	19,950	1,854,752

HOME IMPROVEMENT RETAIL—2.6%
The Home Depot, Inc.	21,060	2,053,771

HOUSEHOLD PRODUCTS—1.7%
The Procter & Gamble Co.	15,034	1,312,017

HYPERMARKETS & SUPER CENTERS—0.4%
Wal-Mart Stores, Inc.	4,540	346,266

INDUSTRIAL CONGLOMERATES—1.5%
General Electric Co.	44,755	1,155,127

INDUSTRIAL GASES—0.9%
Praxair, Inc.	5,860	738,301

INDUSTRIAL MACHINERY—4.7%
Pall Corp.	10,040	917,857
Watts Water Technologies, Inc.	16,025	971,596
Woodward Governor Co.	17,545	898,479
Xylem, Inc.	25,755	936,452
		3,724,384
INTERNET RETAIL—1.7%
Amazon.com, Inc.*	4,510	1,377,625

INTERNET SOFTWARE & SERVICES—8.6%
Alibaba Group Holding Ltd.#*	6,525	643,365

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—(CONT.)
eBay, Inc.*	21,835	$1,146,338
Facebook, Inc., Cl. A*	28,125	2,109,094
Google, Inc., Cl. A*	2,530	1,436,711
Google, Inc., Cl. C*	2,530	1,414,472
		6,749,980
IT CONSULTING & OTHER SERVICES—0.4%
International Business Machines Corp.	2,170	356,748

LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp.	12,950	709,142

MANAGED HEALTH CARE—1.1%
Aetna, Inc.	10,080	831,701

MOVIES & ENTERTAINMENT—1.4%
The Walt Disney Co.	12,090	1,104,784

PACKAGED FOODS & MEATS—0.8%
The WhiteWave Foods Co.*	17,005	633,096

PHARMACEUTICALS—4.3%
Bristol-Myers Squibb Co.	19,910	1,158,563
Johnson & Johnson	14,665	1,580,593
Merck & Co., Inc.	10,705	620,248
		3,359,404
RAILROADS—1.0%
Norfolk Southern Corp.	7,225	799,374

RENEWABLE ELECTRICITY—1.7%
TerraForm Power, Inc., Cl. A*	47,910	1,363,519

RESTAURANTS—4.2%
Chipotle Mexican Grill, Inc.*	2,375	1,515,250
Starbucks Corp.	23,675	1,788,883
		3,304,133
SEMICONDUCTOR EQUIPMENT—1.5%
SunEdison, Inc.*	59,750	1,165,723

SEMICONDUCTORS—4.7%
Broadcom Corp., Cl. A	20,825	872,151
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	473,849
Cree, Inc.*	11,880	373,982
First Solar, Inc.*	18,820	1,108,498
Intel Corp.	25,545	868,786
		3,697,266
SOFT DRINKS—1.7%
The Coca-Cola Co.	31,660	1,325,921

SPECIALTY CHEMICALS—1.8%
Chemtura Corp.*	22,290	519,134
Rockwood Holdings, Inc.	11,670	897,540
		1,416,674

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY STORES—0.7%
Tiffany & Co.	6,050	$581,526

SYSTEMS SOFTWARE—2.1%
Microsoft Corp.	34,830	1,635,269

TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.1%
Apple, Inc.	47,490	5,128,920
EMC Corp.	15,480	444,740
		5,573,660
TOTAL COMMON STOCKS (Cost $56,326,369)		75,906,422

PREFERRED STOCKS—0.1%
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,(b)(c)	31,215	17,792
Choicestream, Inc., Cl. B*,(b)(d)	69,819	39,797
		57,589
TOTAL PREFERRED STOCKS (Cost $66,853)		57,589
Total Investments (Cost $56,393,222)(e)	96.4%	75,964,011
Other Assets in Excess of Liabilities	3.6%	2,846,537
NET ASSETS	100.0%	$78,810,548

(a)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $2,063 and an original cost of $1,050 in those securities.
(b)	Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
*	Non-income producing security.
#	American Depositary Receipts.
(c)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $17,792 and an original cost of $24,962 in those securities.
(d)	Restricted as to resale. As of the report date, the Fund held 0.1% of its net assets with a current value of $39,797 and an original cost of $41,891 in those securities.
(e)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,409,535, amounted to $19,554,476 which consisted of aggregate gross unrealized appreciation of $21,062,855 and aggregate gross unrealized depreciation of $1,508,379.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER ANALYST FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—95.8%
ADVERTISING—0.6%
Lamar Advertising Co., Cl. A	937	$48,396

AEROSPACE & DEFENSE—3.0%
Honeywell International, Inc.	2,025	194,643
Precision Castparts Corp.	330	72,831
		267,474
AIRLINES—1.3%
United Continental Holdings, Inc.*	2,133	112,644

ALTERNATIVE CARRIERS—0.9%
Level 3 Communications, Inc.*	1,726	80,967

APPAREL ACCESSORIES & LUXURY GOODS—2.3%
PVH Corp.	431	49,285
Ralph Lauren Corp.	954	157,257
		206,542
APPLICATION SOFTWARE—0.4%
salesforce.com, inc.*	486	31,099

ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Affiliated Managers Group, Inc.*	180	35,962

AUTO PARTS & EQUIPMENT—4.2%
American Axle & Manufacturing Holdings, Inc.*	2,051	39,646
BorgWarner, Inc.	3,031	172,828
Delphi Automotive PLC.	2,296	158,378
		370,852
BIOTECHNOLOGY—4.5%
Biogen Idec, Inc.*	424	136,138
Gilead Sciences, Inc.*	1,327	148,624
Pharmacyclics, Inc.*	872	113,944
		398,706
BREWERS—1.2%
The Boston Beer Co., Inc., Cl. A*	425	105,825

BUILDING PRODUCTS—2.4%
Fortune Brands Home & Security, Inc.	2,153	93,117
Lennox International, Inc.	1,332	118,442
		211,559
CABLE & SATELLITE—1.3%
Time Warner Cable, Inc.	795	117,032

CASINOS & GAMING—1.1%
MGM Resorts International*	4,316	100,347

COMMUNICATIONS EQUIPMENT—1.9%
CalAmp Corp.*	6,272	120,924
CommScope Holding Co., Inc.*	2,304	49,628
		170,552
CONSTRUCTION & ENGINEERING—0.6%
MasTec, Inc.*	1,911	54,731

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Allison Transmission Holdings, Inc.	2,908	$94,452

CONSTRUCTION MATERIALS—1.0%
Eagle Materials, Inc.	1,005	87,867

CONSUMER FINANCE—1.2%
American Express Co.	615	55,319
Discover Financial Services	806	51,407
		106,726
DATA PROCESSING & OUTSOURCED SERVICES—3.7%
Alliance Data Systems Corp.*	530	150,176
Visa, Inc., Cl. A	736	177,692
		327,868
EDUCATION SERVICES—1.8%
Grand Canyon Education, Inc.*	3,362	161,040

ELECTRONIC EQUIPMENT MANUFACTURERS—1.3%
FEI Co.	1,373	115,716

ELECTRONIC MANUFACTURING SERVICES—0.5%
Trimble Navigation Ltd.*	1,760	47,274

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	914	57,280

HEALTH CARE EQUIPMENT—3.6%
DBV Technologies SA*	2,353	115,887
Insulet Corp.*	2,146	92,643
St. Jude Medical, Inc.	1,643	105,431
		313,961
HEALTH CARE FACILITIES—2.6%
HCA Holdings, Inc.*	2,139	149,837
Tenet Healthcare Corporation*	1,426	79,927
		229,764
HOME IMPROVEMENT RETAIL—1.1%
The Home Depot, Inc.	984	95,960

HOTELS RESORTS & CRUISE LINES—3.5%
Hilton Worldwide Holdings, Inc.*	4,064	102,575
Royal Caribbean Cruises Ltd.	3,033	206,153
		308,728
HOUSEWARES & SPECIALTIES—2.6%
Jarden Corp.*	3,476	226,253

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
Robert Half International, Inc.	1,046	57,300

INDUSTRIAL MACHINERY—1.3%
Ingersoll-Rand PLC.	1,755	109,898

INTERNET RETAIL—0.7%
TripAdvisor, Inc.*	700	62,062

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INTERNET SOFTWARE & SERVICES—8.3%
Alibaba Group Holding Ltd.#*	285	$28,101
AOL, Inc.*	1,201	52,280
Cornerstone OnDemand, Inc.*	3,686	133,691
DealerTrack Holdings, Inc.*	1,002	47,144
Demandware, Inc.*	2,351	140,942
Facebook, Inc., Cl. A*	1,357	101,761
Google, Inc., Cl. C*	183	102,312
LinkedIn Corp., Cl. A*	407	93,187
Yahoo! Inc.*	682	31,406
		730,824
INVESTMENT BANKING & BROKERAGE—0.6%
Morgan Stanley	1,441	50,363

IT CONSULTING & OTHER SERVICES—1.8%
Cognizant Technology Solutions Corp., Cl. A*	1,098	53,638
Unisys Corp.*	4,194	107,534
		161,172
LEISURE PRODUCTS—0.9%
Brunswick Corp.	1,640	76,752

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	1,182	64,726

MANAGED HEALTH CARE—1.8%
Cigna Corp.	1,632	162,498

MULTI-LINE INSURANCE—0.8%
Hartford Financial Services Group, Inc.	1,800	71,244

OIL & GAS EQUIPMENT & SERVICES—2.1%
Halliburton Company	1,278	70,469
National Oilwell Varco, Inc.	669	48,596
Weatherford International PLC*	4,029	66,156
		185,221
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Anadarko Petroleum Corp.	1,492	136,936
Pioneer Natural Resources Co.	699	132,153
		269,089
PHARMACEUTICALS—2.4%
Actavis PLC.*	551	133,750
Jazz Pharmaceuticals PLC.*	456	76,991
		210,741
REGIONAL BANKS—0.7%
ViewPoint Financial Group, Inc.	2,233	60,894

RESEARCH & CONSULTING SERVICES—2.1%
CoStar Group, Inc.*	1,151	185,415

RESTAURANTS—1.3%
Chipotle Mexican Grill, Inc.*	110	70,180

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
Papa John’s International, Inc.	226	$10,568
Starbucks Corp.	394	29,770
		110,518
SECURITY & ALARM SERVICES—1.5%
Tyco International Ltd.	2,982	128,017

SOFT DRINKS—1.7%
PepsiCo, Inc.	1,554	149,448

SPECIALTY CHEMICALS—3.4%
Ashland, Inc.	928	100,289
The Sherwin-Williams Co.	870	199,717
		300,006
SPECIALTY STORES—5.9%
Cabela’s, Inc.*	524	25,163
Signet Jewelers Ltd.	1,754	210,498
Tiffany & Co.	820	78,818
Tractor Supply Co.	1,470	107,633
Ulta Salon, Cosmetics & Fragrance, Inc.*	773	93,386
		515,498
SYSTEMS SOFTWARE—2.1%
ServiceNow, Inc.*	2,202	149,582
Tableau Software, Inc., Cl. A*	399	32,953
		182,535
WIRELESS TELECOMMUNICATION SERVICES—1.1%
SBA Communications Corp., Cl. A*	881	98,963
TOTAL COMMON STOCKS (Cost $7,478,382)		8,428,761

MASTER LIMITED PARTNERSHIP—2.1%
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
The Carlyle Group LP.	2,887	80,143

OIL & GAS STORAGE & TRANSPORTATION—1.2%
Cheniere Energy Partners LP.	3,388	107,129
TOTAL MASTER LIMITED PARTNERSHIP (Cost $200,662)		187,272

REAL ESTATE INVESTMENT TRUST—0.6%
OFFICE—0.6%
Boston Properties, Inc.	429	54,376
(Cost $51,156)		54,376
Total Investments (Cost $7,730,200)(a)	98.5%	8,670,409
Other Assets in Excess of Liabilities	1.5%	131,808
NET ASSETS	100.0%	$8,802,217

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,797,477, amounted to $872,932 which consisted of aggregate gross unrealized appreciation of $998,617 and aggregate gross unrealized depreciation of $125,685.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—62.8%
ADVERTISING—0.5%
Lamar Advertising Co., Cl. A+	8,525	$440,316

AEROSPACE & DEFENSE—0.8%
Honeywell International, Inc.	7,365	707,924

AIRLINES—0.3%
United Continental Holdings, Inc.*	4,510	238,173

APPAREL ACCESSORIES & LUXURY GOODS—0.4%
Under Armour, Inc., Cl. A*	5,635	369,543

APPAREL RETAIL—0.5%
L Brands, Inc.	6,280	452,914

APPLICATION SOFTWARE—1.4%
Adobe Systems, Inc.*	13,125	920,325
Informatica Corp.*	5,990	213,604
Palantir Technologies, Inc., Cl. A*(a)	6,606	39,966
		1,173,895
AUTO PARTS & EQUIPMENT—1.9%
BorgWarner, Inc.	7,840	447,037
Delphi Automotive PLC.+	10,395	717,047
WABCO Holdings, Inc.*	4,450	433,341
		1,597,425
AUTOMOBILE MANUFACTURERS—0.9%
Tesla Motors, Inc.*	3,245	784,317

BIOTECHNOLOGY—5.2%
Biogen Idec, Inc.*	2,520	809,122
Celgene Corp.*	6,745	722,322
Gilead Sciences, Inc.*+	15,710	1,759,520
Pharmacyclics, Inc.*+	6,450	842,821
Vertex Pharmaceuticals, Inc.*	1,870	210,637
		4,344,422
CABLE & SATELLITE—0.9%
Comcast Corporation, Cl. A+	14,370	795,380

CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	7,670	425,532

CONSUMER FINANCE—1.2%
American Express Co.	7,000	629,650
Discover Financial Services	6,030	384,593
		1,014,243
DATA PROCESSING & OUTSOURCED SERVICES—1.8%
Alliance Data Systems Corp.*+	3,865	1,095,148
Fiserv, Inc.*	5,950	413,406
		1,508,554
DRUG RETAIL—1.0%
CVS Caremark Corp.+	9,990	857,242

	SHARES	VALUE
COMMON STOCKS—(CONT.)
GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.*	6,600	$413,622

HEALTH CARE EQUIPMENT—1.6%
Insulet Corp.*	10,845	468,179
St. Jude Medical, Inc.	13,490	865,653
		1,333,832
HEALTH CARE FACILITIES—3.4%
HCA Holdings, Inc.*+	23,665	1,657,733
Tenet Healthcare Corporation*	21,495	1,204,795
		2,862,528
HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	21,935	437,603

HOME FURNISHING RETAIL—0.5%
Williams-Sonoma, Inc.	6,060	394,082

HOME IMPROVEMENT RETAIL—2.1%
The Home Depot, Inc.+	18,120	1,767,062

HOTELS RESORTS & CRUISE LINES—1.0%
Ctrip.com International Ltd.#*	3,780	220,374
Royal Caribbean Cruises Ltd.	9,315	633,141
		853,515
INDUSTRIAL CONGLOMERATES—0.9%
Danaher Corp.	8,980	721,992

INDUSTRIAL MACHINERY—0.6%
Pall Corp.	5,460	499,153

INTERNET RETAIL—1.1%
Qunar Cayman Islands Ltd.#*+	10,040	270,076
TripAdvisor, Inc.*	2,455	217,660
Vipshop Holdings Ltd.#*	1,855	425,333
		913,069
INTERNET SOFTWARE & SERVICES—7.5%
DealerTrack Holdings, Inc.*	15,045	707,867
Demandware, Inc.*	12,620	756,569
Facebook, Inc., Cl. A*+	22,715	1,703,398
Google, Inc., Cl. C*+	3,000	1,677,240
GrubHub, Inc.*	9,170	333,421
LinkedIn Corp., Cl. A*	2,875	658,260
Tencent Holdings Ltd.	26,895	428,639
		6,265,394
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley+	12,715	444,389

IT CONSULTING & OTHER SERVICES—0.9%
Cognizant Technology Solutions Corp., Cl. A*	14,635	714,920

LIFE SCIENCES TOOLS & SERVICES—1.0%
Genfit*	4,090	209,636

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—(CONT.)
Thermo Fisher Scientific, Inc.	5,175	$608,425
		818,061
MANAGED HEALTH CARE—1.7%
Aetna, Inc.	10,020	826,750
WellCare Health Plans, Inc.*	9,375	636,281
		1,463,031
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	15,440	611,115

MULTI-UTILITIES—0.5%
Sempra Energy	3,935	432,850

OIL & GAS EQUIPMENT & SERVICES—1.2%
Halliburton Company+	11,045	609,021
Weatherford International PLC*+	25,410	417,232
		1,026,253
OIL & GAS EXPLORATION & PRODUCTION—2.4%
Anadarko Petroleum Corp.	13,350	1,225,263
Devon Energy Corp.	6,910	414,600
Whiting Petroleum Corp.*+	6,850	419,494
		2,059,357
OTHER DIVERSIFIED FINANCIAL SERVICES—0.3%
Bank of America Corp.	12,775	219,219

PHARMACEUTICALS—5.0%
AbbVie, Inc.	25,590	1,623,941
Actavis PLC.*	5,312	1,289,435
Allergan, Inc.	2,480	471,349
Salix Pharmaceuticals Ltd.*	2,210	317,909
Shire PLC#	2,450	489,510
		4,192,144
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	4,960	670,642

SECURITY & ALARM SERVICES—0.7%
Tyco International Ltd.	13,155	564,744

SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.	8,120	632,223

SEMICONDUCTORS—4.4%
Avago Technologies Ltd.	13,380	1,154,025
Micron Technology, Inc.*+	50,035	1,655,658
NXP Semiconductors NV*+	12,495	857,907
		3,667,590
SOFT DRINKS—1.0%
PepsiCo, Inc.+	8,855	851,585

SPECIALTY CHEMICALS—0.7%
Ecolab, Inc.	3,665	407,658

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—(CONT.)
Senomyx, Inc.*	20,890	$165,449
		573,107
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.7%
Apple, Inc.+	16,650	1,798,200
Nimble Storage, Inc.*	17,205	470,729
		2,268,929
TRADING COMPANIES & DISTRIBUTORS—0.5%
HD Supply Holdings, Inc.*	14,455	416,882
TOTAL COMMON STOCKS (Cost $46,707,437)		52,798,773

PREFERRED STOCKS—0.8%
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*(b)	26,941	165,148
Palantir Technologies, Inc., Cl. D*(c)	3,510	21,587
		186,735
PHARMACEUTICALS—0.6%
Intarcia Therapeutics, Inc.*(d)	2,964	127,451
Tolero Pharmaceuticals, Inc.*(e),(f)	106,120	320,069
		447,520
TOTAL PREFERRED STOCKS (Cost $617,151)		634,255

RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Adolor Corp., CPR *,(g)(h)	49,870	25,932
(Cost $—)		25,932

MASTER LIMITED PARTNERSHIP—2.5%
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
The Blackstone Group LP.+	41,775	1,258,263

OIL & GAS STORAGE & TRANSPORTATION—1.0%
Cheniere Energy Partners LP.	27,840	880,301
TOTAL MASTER LIMITED PARTNERSHIP (Cost $2,147,731)		2,138,564

Total Investments (Cost $49,472,319)(i)	66.1%	55,597,524
Other Assets in Excess of Liabilities	33.9%	28,502,366
NET ASSETS	100.0%	$84,099,890

+	All or a portion of this security is held as collateral for securities sold short.
*	Non-income producing security.
(a)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $39,966 and an original cost of $42,985 in those securities.
#	American Depositary Receipts.
(b)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $165,148 and an original cost of $177,903 in those securities.
(c)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $21,587 and an original cost of $23,176 in those securities.
(d)	Restricted as to resale. As of the report date, the Fund held 0.2% of its net assets with a current value of $127,451 and an original cost of $96,003 in those securities.
(e)	Restricted as to resale. As of the report date, the Fund held 0.4% of its net assets with a current value of $320,069 and an original cost of $320,069 in those securities.
(f)	Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(g)	Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.
(h)	Restricted as to resale. As of the report date, the Fund held 0.0% of its net assets with a current value of $25,932 and an original cost of $— in those securities.
(i)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $49,816,745, amounted to $5,780,779 which consisted of aggregate gross unrealized appreciation of $7,290,234 and aggregate gross unrealized depreciation of $1,509,455.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short October 31, 2014

	SHARES	VALUE
COMMON STOCKS—-16.1%
AGRICULTURAL & FARM MACHINERY—-1.0%
Deere & Co.	(9,455)	$(808,781)

APPAREL RETAIL—-0.9%
Ross Stores, Inc.	(3,070)	(247,810)
The Gap, Inc.	(6,570)	(248,937)
Urban Outfitters, Inc.*	(7,485)	(227,245)
		(723,992)
APPLICATION SOFTWARE—-0.4%
Manhattan Associates, Inc.*	(8,550)	(342,940)

ASSET MANAGEMENT & CUSTODY BANKS—-0.5%
T. Rowe Price Group, Inc.	(2,070)	(169,926)
Waddell & Reed Financial, Inc., Cl. A	(4,635)	(221,275)
		(391,201)
AUTOMOTIVE RETAIL—-0.2%
AutoZone, Inc.*	(230)	(127,310)

BIOTECHNOLOGY—-0.3%
Myriad Genetics, Inc.*	(6,430)	(253,921)

BROADCASTING—-0.1%
Discovery Communications, Inc., Series C*	(3,090)	(108,119)

BUILDING PRODUCTS—-0.1%
Masco Corp.	(5,100)	(112,557)

CASINOS & GAMING—-0.3%
Pinnacle Entertainment, Inc.*	(8,780)	(225,031)

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—-0.2%
PACCAR, Inc.	(3,235)	(211,310)

DATA PROCESSING & OUTSOURCED SERVICES—-0.1%
Jack Henry & Associates, Inc.	(2,090)	(125,024)

DIVERSIFIED BANKS—-0.3%
SPDR S&P Regional Banking ETF	(5,411)	(216,873)

DIVERSIFIED CHEMICALS—-0.2%
FMC Corporation	(3,620)	(207,607)

ELECTRICAL COMPONENTS & EQUIPMENT—-0.2%
Emerson Electric Co.	(2,615)	(167,517)

ELECTRONIC MANUFACTURING SERVICES—-0.1%
Benchmark Electronics, Inc.*	(4,900)	(116,228)

EXCHANGE TRADED FUNDS—-0.8%
iShares Russell 2000 Index Fund	(2,468)	(287,670)
SPDR S&P 500 ETF Trust	(2,073)	(418,041)
		(705,711)
FOOD RETAIL—-0.2%
Metro, Inc.	(2,500)	(175,656)

HEALTH CARE EQUIPMENT—-0.9%
Baxter International, Inc.	(4,480)	(314,227)
Varian Medical Systems, Inc.*	(5,185)	(436,162)
		(750,389)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—-0.3%
Amsurg Corp.*	(3,980)	$(214,960)

HEALTH CARE SERVICES—-0.5%
Express Scripts, Inc.*	(5,730)	(440,179)

HEALTH CARE SUPPLIES—-0.1%
DENTSPLY International, Inc.	(1,805)	(91,640)

HOME FURNISHING RETAIL—-0.3%
Bed Bath & Beyond, Inc.*	(3,865)	(260,269)

HOME IMPROVEMENT RETAIL—-0.2%
Lumber Liquidators Holdings, Inc.*	(3,555)	(191,152)

HOUSEWARES & SPECIALTIES—-0.2%
Tupperware Brands Corp.	(2,815)	(179,456)

INTEGRATED OIL & GAS—-0.2%
Statoil ASA#	(8,775)	(201,386)

INTERNET SOFTWARE & SERVICES—-0.3%
Akamai Technologies, Inc.*	(4,430)	(267,129)

IT CONSULTING & OTHER SERVICES—-1.6%
Accenture Ltd.	(6,615)	(536,609)
Infosys Technologies Ltd.#	(12,570)	(840,430)
		(1,377,039)
LIFE & HEALTH INSURANCE—-0.3%
MetLife, Inc.	(4,020)	(218,045)

MARKET INDICES—-0.8%
iShares Russell 2000 Growth ETF	(4,728)	(650,715)

METAL & GLASS CONTAINERS—-0.2%
Berry Plastics Group, Inc.*	(6,855)	(178,367)

MOVIES & ENTERTAINMENT—-0.2%
Viacom, Inc., Cl. B	(2,270)	(164,984)

OIL & GAS DRILLING—-0.3%
Ensco PLC	(5,290)	(214,721)

OIL & GAS EQUIPMENT & SERVICES—-0.1%
Seventy Seven Energy, Inc.*	(6,395)	(83,583)

OIL & GAS EXPLORATION & PRODUCTION—-0.3%
Concho Resources, Inc.*	(820)	(89,405)
Jones Energy, Inc.*	(12,350)	(152,646)
		(242,051)
REGIONAL BANKS—-0.3%
Hancock Holding Co.	(6,215)	(218,706)

RESTAURANTS—-0.2%
Buffalo Wild Wings, Inc.*	(1,225)	(182,868)

SEMICONDUCTORS—-1.3%
Linear Technology Corp.	(10,060)	(430,970)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(8,770)	(193,115)
Texas Instruments, Inc.	(10,215)	(507,277)
		(1,131,362)

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALTY CHEMICALS—-0.3%
Celanese Corp.	(3,975)	$(233,452)

SYSTEMS SOFTWARE—-1.0%
NetSuite, Inc.*	(4,345)	(472,128)
Oracle Corp.	(7,980)	(311,619)
		(783,747)
TRUCKING—-0.3%
Heartland Express, Inc.	(10,325)	(259,570)
TOTAL (Proceeds $13,050,321)		$(13,555,548)

*	Non-income producing security.
#	American Depositary Receipts.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II  |  ALGER EMERGING MARKETS FUND

Schedule of Investments October 31, 2014

	SHARES	VALUE
COMMON STOCKS—95.2%
BRAZIL—9.1%
BREWERS—0.9%
AMBEV SA	30,635	$202,733

DIVERSIFIED BANKS—1.5%
Itau Unibanco Holding SA#	24,439	360,720

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—1.0%
Cielo SA	14,900	244,646

INDUSTRIAL MACHINERY—0.7%
WEG SA	13,600	160,410

MANAGED HEALTH CARE—0.9%
Odontoprev SA	62,600	226,079

MULTI-LINE INSURANCE—1.3%
BB Seguridade Participacoes SA	23,700	316,166

OTHER DIVERSIFIED FINANCIAL SERVICES—1.0%
GAEC Educacao SA	19,700	250,403

PAPER PRODUCTS—1.0%
Suzano Papel e Celulose SA	55,900	235,943

TRUCKING—0.8%
Localiza Rent a Car SA	13,500	194,585
TOTAL BRAZIL (Cost $2,087,410)		2,191,685

CHINA—17.6%
AGRICULTURAL PRODUCTS—0.7%
China Modern Dairy Holdings Ltd.*	370,000	163,643

APPAREL RETAIL—0.5%
Trinity Ltd.	464,000	111,284

AUTOMOBILE MANUFACTURERS—1.1%
Brilliance China Automotive Holdings Ltd.	154,000	265,692

CONSTRUCTION & ENGINEERING—1.0%
China State Construction International Holdings Ltd.	148,309	229,100

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.2%
China South Locomotive and Rolling Stock Corp.	283,000	298,279

CONSUMER ELECTRONICS—0.8%
Haier Electronics Group Co., Ltd.	69,000	185,061

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.8%
PAX Global Technology Ltd.*	183,604	196,973

HEALTH CARE DISTRIBUTORS—1.0%
Phoenix Healthcare Group Co., Ltd.	125,413	246,773

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.9%
Huaneng Power International, Inc.	180,000	220,726
Huaneng Renewables Corp., Ltd.	675,000	242,834
		463,560

	SHARES	VALUE
COMMON STOCKS—(CONT.)
CHINA—(CONT.)
INDUSTRIAL CONGLOMERATES—1.1%
China Everbright International Ltd.	195,000	$271,053

INTEGRATED OIL & GAS—0.6%
China Petroleum & Chemical Corp.	176,800	153,198

INTERNET RETAIL—1.3%
Qunar Cayman Islands Ltd.#*	2,700	72,630
Vipshop Holdings Ltd.#*	1,019	233,647
		306,277
INTERNET SOFTWARE & SERVICES—2.9%
Alibaba Group Holding Ltd.#*	1,633	161,014
Tencent Holdings Ltd.	34,400	548,249
		709,263
LIFE & HEALTH INSURANCE—1.0%
Ping An Insurance Group Co., of China Ltd.	29,000	236,890

REAL ESTATE DEVELOPMENT—0.8%
China Overseas Land & Investment Ltd.	69,000	200,186

WIRELESS TELECOMMUNICATION SERVICES—0.9%
China Mobile Ltd.	18,000	224,440
TOTAL CHINA
(Cost $3,802,617)		4,261,672

COLOMBIA—2.7%
CONSTRUCTION MATERIALS—1.1%
Cementos Argos SA	51,838	255,978

FOOD RETAIL—0.7%
Almacenes Exito SA	12,309	173,612

INTEGRATED OIL & GAS—0.9%
Pacific Rubiales Energy Corp.	14,311	214,091
TOTAL COLOMBIA
(Cost $708,371)		643,681

HONG KONG—2.3%
COMPUTER HARDWARE—0.7%
Lenovo Group Ltd.	112,000	165,214

LIFE & HEALTH INSURANCE—1.1%
AIA Group Ltd.	50,200	279,957

SPECIALTY STORES—0.5%
Chow Tai Fook Jewellery Group	84,800	117,873
TOTAL HONG KONG (Cost $461,859)		563,044

INDIA—8.7%
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Titan Co., Ltd.	37,509	246,171

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDIA—(CONT.)
AUTO PARTS & EQUIPMENT—1.4%
Motherson Sumi Systems Ltd.	48,879	$335,160

CONSTRUCTION & ENGINEERING—0.6%
Voltas Ltd.	36,448	148,986

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.1%
Tata Motors Ltd.#	5,823	274,263

DIVERSIFIED BANKS—1.8%
HDFC Bank Ltd.	16,363	265,144
IndusInd Bank Ltd.	13,725	160,708
		425,852
IT CONSULTING & OTHER SERVICES—1.0%
Tata Consultancy Services Ltd.	5,859	249,469

OIL, GAS & CONSUMABLE FUELS—0.5%
Reliance Industries Ltd.	7,880	128,200

PHARMACEUTICALS—1.3%
Aurobindo Pharma Ltd.	19,293	304,720
TOTAL INDIA (Cost $1,548,287)		2,112,821

INDONESIA—2.8%
ALTERNATIVE CARRIERS—1.0%
Tower Bersama Infrastructure Tbk PT	343,000	252,602

GAS UTILITIES—0.8%
Perusahaan Gas Negara Persero Tbk PT	369,300	181,823

INTEGRATED TELECOMMUNICATION SERVICES—1.0%
Telekomunikasi Indonesia Persero Tbk PT	1,089,600	247,944
TOTAL INDONESIA (Cost $576,430)		682,369

MALAYSIA—1.8%
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
MOL Global, Inc.#*	20,300	152,453

HEALTH CARE DISTRIBUTORS—0.6%
KPJ Healthcare Bhd.	126,600	150,435

OIL & GAS EQUIPMENT & SERVICES—0.6%
Sapurakencana Petroleum Bhd.	125,000	129,539
TOTAL MALAYSIA (Cost $451,451)		432,427

MEXICO—6.1%
COMMODITY CHEMICALS—1.0%
Mexichem SAB de CV	59,500	243,358

CONSTRUCTION MATERIALS—1.0%
Cemex SAB de CV#*	20,037	246,455

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MEXICO—(CONT.)
CONSUMER FINANCE—0.9%
Compartamos SAB de CV	101,900	$227,003

DIVERSIFIED REAL ESTATE ACTIVITIES—1.4%
Corp Inmobiliaria Vesta SAB de CV	149,375	328,326

GAS UTILITIES—0.7%
Infraestructura Energetica Nova SAB de CV	29,700	181,198

INDUSTRIAL CONGLOMERATES—1.1%
Alfa SAB de CV	81,200	259,214
TOTAL MEXICO
(Cost $1,300,973)		1,485,554

PERU—1.2%
DIVERSIFIED BANKS—1.2%
Credicorp Ltd.	1,800	289,800
(Cost $242,274)

PHILIPPINES—1.7%
INDUSTRIAL CONGLOMERATES—0.6%
DMCI Holdings, Inc.	385,750	138,978

PACKAGED FOODS & MEATS—1.1%
Universal Robina Corp.	65,520	271,027
TOTAL PHILIPPINES
(Cost $396,362)		410,005

POLAND—1.8%
AIR FREIGHT & LOGISTICS—0.4%
Integer.pl SA*	1,864	110,599

APPAREL ACCESSORIES & LUXURY GOODS—0.5%
LPP SA	41	122,292

DIVERSIFIED BANKS—0.9%
Powszechna Kasa Oszczednosci Bank Polski SA	18,745	208,368
TOTAL POLAND
(Cost $512,436)		441,259

QATAR—0.6%
DIVERSIFIED BANKS—0.6%
Qatar National Bank SAQ	2,577	151,653
(Cost $137,279)

RUSSIA—4.3%
DATA PROCESSING & OUTSOURCED SERVICES—1.1%
QIWI PLC.#	8,130	257,477

FOOD RETAIL—0.8%
Magnit PJSC(a)	2,999	200,933

INTEGRATED OIL & GAS—0.5%
Lukoil OAO#	2,508	123,143

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RUSSIA—(CONT.)
INTERNET SOFTWARE & SERVICES—0.6%
Yandex NV*	5,100	$145,962

IT CONSULTING & OTHER SERVICES—1.3%
Luxoft Holding, Inc.*	7,800	311,922
TOTAL RUSSIA (Cost $997,079)		1,039,437

SOUTH AFRICA—5.9%
CABLE & SATELLITE—1.4%
Naspers Ltd.	2,670	332,286

DIVERSIFIED METALS & MINING—0.5%
Royal Bafokeng Platinum Ltd.*	22,345	118,517

LIFE & HEALTH INSURANCE—0.8%
MMI Holdings Ltd.	78,243	199,979

OTHER DIVERSIFIED FINANCIAL SERVICES—2.0%
Brait SE*	25,154	189,017
FirstRand Ltd.	67,835	290,295
		479,312
PHARMACEUTICALS—1.2%
Aspen Pharmacare Holdings Ltd.	8,327	297,038
TOTAL SOUTH AFRICA (Cost $1,165,323)		1,427,132

SOUTH KOREA—13.4%
AUTOMOBILE MANUFACTURERS—0.6%
Hyundai Motor Co.	883	139,709

BUILDING PRODUCTS—0.9%
KCC Corp.	401	220,944

COMMODITY CHEMICALS—0.3%
LG Chem Ltd.	414	77,063

DIVERSIFIED BANKS—1.7%
Hana Financial Group, Inc.	5,588	192,690
KB Financial Group, Inc.	5,347	209,014
		401,704
DIVERSIFIED METALS & MINING—0.6%
POSCO	531	151,228

ELECTRONIC COMPONENTS—0.9%
LG Display Co., Ltd.*	7,722	225,311

FOOD BEVERAGE & TOBACCO—0.9%
CJ CheilJedang Corp.	569	207,064

HOUSEHOLD PRODUCTS—0.9%
LG Household & Health Care Ltd.	386	223,816

LIFE & HEALTH INSURANCE—1.1%
Samsung Life Insurance Co., Ltd.	2,501	271,179

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SOUTH KOREA—(CONT.)
MOVIES & ENTERTAINMENT—1.1%
CJ CGV Co., Ltd.	5,212	$254,186

SEMICONDUCTORS—3.3%
Samsung Electronics Co., Ltd.	685	793,098

SPECIALTY STORES—0.4%
LOTTE Himart Co., Ltd.	1,742	107,168

SPORTING GOODS—0.7%
Samchuly Bicycle Co., Ltd.	7,568	156,369
TOTAL SOUTH KOREA (Cost $3,240,417)		3,228,839

TAIWAN—10.0%
DIVERSIFIED BANKS—2.1%
E.Sun Financial Holding Co., Ltd.	418,000	264,131
SinoPac Financial Holdings Co., Ltd.	568,000	246,114
		510,245
ELECTRONIC COMPONENTS—0.8%
Delta Electronics, Inc.	32,000	191,177

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.7%
TPK Holding Co., Ltd.	28,000	164,522

ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Chroma ATE, Inc.	104,000	258,430

ELECTRONIC MANUFACTURING SERVICES—1.5%
Hon Hai Precision Industry Co., Ltd.	114,360	360,378

SEMICONDUCTOR EQUIPMENT—1.2%
Hermes Microvision, Inc.	6,000	281,644

SEMICONDUCTORS—0.7%
ASPEED Technology, Inc.	22,600	172,482

TEXTILES—1.2%
Eclat Textile Co., Ltd.	31,120	295,223

WORKSTATION—0.7%
Advantech Co., Ltd.	26,000	180,081
TOTAL TAIWAN
(Cost $2,431,785)		2,414,182

THAILAND—2.4%
AGRICULTURAL PRODUCTS—1.0%
Charoen Pokphand Foods PCL	245,500	235,261

DIVERSIFIED BANKS—0.5%
The Siam Commercial Bank PCL	19,900	108,318

PASSENGER TRANSPORTATION—0.9%
BTS Group Holdings PCL	723,400	228,489
TOTAL THAILAND
(Cost $553,205)		572,068

	SHARES	VALUE
COMMON STOCKS—(CONT.)
TURKEY—1.4%
DIVERSIFIED BANKS—0.5%
Turkiye Garanti Bankasi AS	34,100	$133,166

INDUSTRIAL MACHINERY—0.9%
Turk Traktor ve Ziraat Makineleri AS	6,714	211,748
TOTAL TURKEY
(Cost $342,120)		344,914

UNITED ARAB EMIRATES—0.5%
DIVERSIFIED BANKS—0.5%
Abu Dhabi Commercial Bank PJSC	56,973	122,539
(Cost $118,244)

UNITED KINGDOM—0.9%
BREWERS—0.9%
SABMiller PLC.	3,897	219,750
(Cost $196,715)
TOTAL COMMON STOCKS
(Cost $21,270,637)		23,034,831

PREFERRED STOCKS—0.6%
BRAZIL—0.6%
INTEGRATED OIL & GAS—0.6%
Petroleo Brasileiro SA	23,350	143,971
(Cost $181,499)
Total Investments
(Cost $21,452,136)(b)	95.8%	23,178,802
Other Assets in Excess of Liabilities	4.2%	1,021,184
NET ASSETS	100.0%	$24,199,986

#	American Depositary Receipts.
*	Non-income producing security.
(a)	Global Depositary Receipts.
(b)

At October 31, 2014, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $21,547,006, amounted to $1,631,796 which consisted of aggregate gross unrealized appreciation of $2,841,513 and aggregate gross unrealized depreciation of $1,209,717.

Industry classifications are unaudited.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Assets and Liabilities October 31, 2014

	Alger Spectra Fund	Alger Green Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$4,611,834,027	$75,904,359
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	3,124,374	59,652
Cash and cash equivalents (a)	113,263,993	2,517,336
Receivable for investment securities sold	157,822,089	64,497
Receivable for shares of beneficial interest sold	16,166,406	443,255
Receivable for interfund loans	730,000	—
Dividends and interest receivable	2,283,269	30,296
Prepaid expenses	273,881	36,709
Total Assets	4,905,498,039	79,056,104
LIABILITIES:
Securities sold short, at value ‡	244,400,511	—
Payable for investment securities purchased	193,306,401	—
Payable for shares of beneficial interest redeemed	5,801,363	114,443
Accrued investment advisory fees	2,934,373	45,286
Accrued transfer agent fees	929,205	28,557
Accrued distribution fees	1,106,031	19,173
Accrued administrative fees	98,994	1,754
Accrued shareholder administrative fees	49,113	832
Dividends payable	717,601	—
Accrued other expenses	333,559	35,511
Total Liabilities	449,677,151	245,556
NET ASSETS	$4,455,820,888	$78,810,548
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,200,392,904	57,155,205
Undistributed net investment income (accumulated loss)	916,003	(36,753)
Undistributed net realized gain	506,772,385	2,121,306
Net unrealized appreciation on investments	747,739,596	19,570,790
NET ASSETS	$4,455,820,888	$78,810,548

* Identified cost	$3,860,410,215	$56,325,319
** Identified cost	$3,540,540	$67,903
‡ Proceeds received on short sales	$241,133,884	$—
(a) Includes restricted cash held as collateral for short sales	$41,395,395	$—

See Notes to Financial Statements.

	Alger Spectra Fund	Alger Green Fund
NET ASSETS BY CLASS:
Class A	$1,846,479,428	$31,662,172
Class C	$650,438,256	$5,260,813
Class I	$1,030,303,520	$41,887,563
Class Z	$928,599,684	$—
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	96,510,566	3,465,654
Class C	35,441,807	603,985
Class I	53,469,993	4,590,664
Class Z	48,103,624	—
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$19.13	$9.14
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$20.19	$9.64
Class C — Net Asset Value Per Share	$18.35	$8.71
Class I — Net Asset Value Per Share	$19.27	$9.12
Class Z — Net Asset Value Per Share	$19.30	$—

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$8,670,409	$55,277,455
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—	320,069
Cash and cash equivalents (a)	139,784	39,460,125
Receivable for investment securities sold	1,240,480	5,327,629
Receivable for shares of beneficial interest sold	—	664,422
Dividends and interest receivable	2,936	66,673
Receivable from Investment Manager	10,113	—
Prepaid expenses	28,920	36,085
Total Assets	10,092,642	101,152,458
LIABILITIES:
Securities sold short, at value ‡	—	13,555,549
Payable for investment securities purchased	1,253,972	3,216,956
Payable for shares of beneficial interest redeemed	—	94,980
Accrued investment advisory fees	5,317	83,441
Accrued transfer agent fees	996	17,129
Accrued distribution fees	1,994	14,697
Accrued administrative fees	195	1,912
Accrued shareholder administrative fees	107	985
Dividends payable	—	22,604
Accrued other expenses	27,844	44,315
Total Liabilities	1,290,425	17,052,568
NET ASSETS	$8,802,217	$84,099,890
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	7,266,256	75,498,303
Undistributed net investment income (accumulated loss)	(14,195)	(1,036,497)
Undistributed net realized gain	609,951	4,018,106
Net unrealized appreciation on investments	940,205	5,619,978
NET ASSETS	$8,802,217	$84,099,890

* Identified cost	$7,730,200	$49,152,250
** Identified cost	$—	$320,069
‡ Proceeds received on short sales	$—	$13,050,321
(a) Includes restricted cash held as collateral for short sales	$—	$17,677,653

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS:
Class A	$6,459,084	$48,464,442
Class C	$368,136	$5,807,704
Class I	$1,974,997	$—
Class Z	$—	$29,827,744
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	470,142	3,767,714
Class C	28,130	465,630
Class I	143,886	—
Class Z	—	2,295,972
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$13.74	$12.86
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$14.50	$13.58
Class C — Net Asset Value Per Share	$13.09	$12.47
Class I — Net Asset Value Per Share	$13.73	$—
Class Z — Net Asset Value Per Share	$—	$12.99

See Notes to Financial Statements.

Alger Emerging Markets Fund
ASSETS:
Investments in securities, at value (Identified cost below)* see accompanying schedules of investments	$23,178,802
Cash and cash equivalents	941,282
Foreign cash †	129,372
Receivable for investment securities sold	155,953
Receivable for shares of beneficial interest sold	59,808
Dividends and interest receivable	8,051
Receivable from Investment Manager	19,608
Prepaid expenses	43,627
Total Assets	24,536,503
LIABILITIES:
Payable for investment securities purchased	189,699
Payable for shares of beneficial interest redeemed	31,823
Foreign capital gain tax payable	24,846
Accrued investment advisory fees	21,702
Accrued transfer agent fees	5,097
Accrued distribution fees	5,505
Accrued administrative fees	543
Accrued shareholder administrative fees	246
Accrued other expenses	57,056
Total Liabilities	336,517
NET ASSETS	$24,199,986
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	24,584,478
Undistributed net investment income (accumulated loss)	(28,202)
Undistributed net realized gain (accumulated realized loss)	(2,082,640)
Net unrealized appreciation on investments	1,726,350
NET ASSETS	$24,199,986

* Identified cost	$21,452,136
† Cost of foreign cash	$129,333

See Notes to Financial Statements.

Alger Emerging Markets Fund
NET ASSETS BY CLASS:
Class A	$6,930,597
Class C	$2,151,147
Class I	$11,450,800
Class Z	$3,667,442
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	734,031
Class C	233,049
Class I	1,220,465
Class Z	389,733
NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share	$9.44
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.96
Class C — Net Asset Value Per Share	$9.23
Class I — Net Asset Value Per Share	$9.38
Class Z — Net Asset Value Per Share	$9.41

See Notes to Financial Statements.

THE ALGER FUNDS II

Statement of Operations  For the year ended October 31, 2014

	Alger Spectra Fund	Alger Green Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$45,848,718	$974,533
Interest	80,613	2,319
Total Income	45,929,331	976,852

EXPENSES:
Advisory fees — Note 3(a)	32,753,786	542,156
Distribution fees — Note 3(c)
Class A	5,007,932	78,939
Class C	5,565,468	48,189
Class I	2,248,869	99,914
Shareholder administrative fees — Note 3(f)	564,560	10,002
Administration fees — Note 3(b)	1,094,990	20,998
Dividends on securities sold short	3,951,249	—
Custodian fees	292,912	30,855
Interest expenses	5,166	—
Borrowing fees on short sales	7,145,730	—
Transfer agent fees and expenses — Note 3(f)	2,470,993	66,685
Printing fees	555,871	16,498
Professional fees	182,176	29,041
Registration fees	272,241	54,266
Trustee fees — Note 3(g)	32,018	24,266
Fund accounting fees	530,165	12,523
Miscellaneous	256,587	7,604
Total Expenses	62,930,713	1,041,936
NET INVESTMENT LOSS	(17,001,382)	(65,084)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	578,669,003	2,157,805
Net realized (loss) on foreign currency transactions	(135,677)	—
Net realized (loss) on short sales	(29,487,216)	—
Net change in unrealized appreciation on investments, options and foreign currency	64,063,352	3,686,119
Net change in unrealized appreciation on short sales	3,000,873	—
Net realized and unrealized gain on investments, options, and foreign currency	616,110,335	5,843,924
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$599,108,953	$5,778,840

* Foreign withholding taxes	$133,221	$2,323

See Notes to Financial Statements.

	Alger Analyst Fund	Alger Dynamic Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$71,704	$617,299
Interest	111	10,396
Total Income	71,815	627,695

EXPENSES:
Advisory fees — Note 3(a)	61,749	852,271
Distribution fees — Note 3(c)
Class A	14,658	111,426
Class C	3,449	34,672
Class I	5,062	—
Shareholder administrative fees — Note 3(f)	1,227	10,224
Administration fees — Note 3(b)	2,264	19,531
Dividends on securities sold short	—	196,695
Custodian fees	32,175	77,355
Borrowing fees on short sales	—	209,700
Transfer agent fees and expenses — Note 3(f)	2,904	48,757
Printing fees	1,571	13,414
Professional fees	25,983	32,990
Registration fees	48,396	59,239
Trustee fees — Note 3(g)	24,095	24,239
Fund accounting fees	3,074	11,882
Miscellaneous	3,114	6,987
Total Expenses	229,721	1,709,382
Less, expense reimbursements/waivers — Note 3(a)	(120,449)	—
Net Expenses	109,272	1,709,382
NET INVESTMENT LOSS	(37,457)	(1,081,687)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	632,926	6,396,971
Net realized gain on foreign currency transactions	46	493
Net realized (loss) on short sales	—	(2,332,736)
Net change in unrealized appreciation on investments, options and foreign currency	91,298	481,831
Net change in unrealized appreciation on short sales	—	634,278
Net realized and unrealized gain on investments, options, and foreign currency	724,270	5,180,837
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$686,813	$4,099,150

* Foreign withholding taxes	$561	$1,265

See Notes to Financial Statements.

Alger Emerging Markets Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$291,827
Interest	256
Total Income	292,083

EXPENSES:
Advisory fees — Note 3(a)	205,802
Distribution fees — Note 3(c)
Class A	15,856
Class C	10,443
Class I	26,313
Shareholder administrative fees — Note 3(f)	2,351
Administration fees — Note 3(b)	5,146
Custodian fees	130,181
Interest expenses	63
Transfer agent fees and expenses — Note 3(f)	18,065
Printing fees	6,397
Professional fees	31,063
Registration fees	60,597
Trustee fees — Note 3(g)	24,117
Fund accounting fees	4,978
Miscellaneous	22,176
Total Expenses	563,548
Less, expense reimbursements/waivers — Note 3(a)	(239,323)
Net Expenses	324,225
NET INVESTMENT LOSS	(32,142)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized (loss) on investments and purchased options	(851,484)
Net realized (loss) on foreign currency transactions	(31,150)
Net change in unrealized appreciation on investments, options and foreign currency	546,176
Net realized and unrealized (loss) on investments, options, and foreign currency	(336,458)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(368,600)

* Foreign withholding taxes	$31,806

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Changes in Net Assets

	Alger Spectra Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net investment income (loss)	$(17,001,382)	$7,492,572
Net realized gain on investments, options and foreign currency	549,046,110	220,148,607
Net change in unrealized appreciation on investments, options and foreign currency	67,064,225	470,836,541
Net increase in net assets resulting from operations	599,108,953	698,477,720

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(7,356,349)
Class C	—	(316,210)
Class I	—	(2,816,255)
Class Z	—	(2,068,209)
Net realized gains:
Class A	(109,164,264)	(27,530,579)
Class C	(28,224,522)	(6,079,934)
Class I	(42,881,976)	(9,915,565)
Class Z	(22,142,007)	(5,176,165)
Total dividends and distributions to shareholders	(202,412,769)	(61,259,266)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(224,389,370)	356,042,498
Class C	140,106,414	134,065,596
Class I	203,149,916	170,499,124
Class Z	511,410,776	82,926,424
Net increase from shares of beneficial interest transactions — Note 6(a)	630,277,736	743,533,642

Redemption Fees:
Class A	32,095	64,454
Class C	3,015	2,464
Total Redemption Fees — Note 6(b)	35,110	66,918
Total increase	1,027,009,030	1,380,819,014

Net Assets:
Beginning of period	3,428,811,858	2,047,992,844
END OF PERIOD	$4,455,820,888	$3,428,811,858
Undistributed net investment income	$916,003	$1,233,247

See Notes to Financial Statements.

	Alger Green Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net investment income (loss)	$(65,084)	$61,022
Net realized gain on investments, options and foreign currency	2,157,805	7,894,495
Net change in unrealized appreciation on investments, options and foreign currency	3,686,119	7,240,706
Net increase in net assets resulting from operations	5,778,840	15,196,223

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(39,971)
Class I	(9,327)	(29,115)
Net realized gains:
Class A	(1,150,902)	—
Class C	(163,867)	—
Class I	(1,380,791)	—
Total dividends and distributions to shareholders	(2,704,887)	(69,086)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(198,956)	(3,149,115)
Class C	1,001,925	769,098
Class I	5,141,845	8,599,485
Net increase from shares of beneficial interest transactions — Note 6(a)	5,944,814	6,219,468

Redemption Fees:
Class A	1,346	—
Class C	3	—
Total Redemption Fees — Note 6(b)	1,349	—
Total increase	9,020,116	21,346,605

Net Assets:
Beginning of period	69,790,432	48,443,827
END OF PERIOD	$78,810,548	$69,790,432
Undistributed net investment income (accumulated loss)	$(36,753)	$25,391

See Notes to Financial Statements.

	Alger Analyst Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net investment loss	$(37,457)	$(5,027)
Net realized gain on investments, options and foreign currency	632,972	707,101
Net change in unrealized appreciation on investments, options and foreign currency	91,298	706,261
Net increase in net assets resulting from operations	686,813	1,408,335

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(477,809)	(145,387)
Class C	(32,608)	(10,840)
Class I	(182,876)	(67,804)
Total dividends and distributions to shareholders	(693,293)	(224,031)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,690,213	1,485,388
Class C	90,807	42,219
Class I	164,661	262,158
Net increase from shares of beneficial interest transactions — Note 6(a)	1,945,681	1,789,765

Redemption Fees:
Class C	—	68
Total Redemption Fees — Note 6(b)	—	68
Total increase	1,939,201	2,974,137

Net Assets:
Beginning of period	6,863,016	3,888,879
END OF PERIOD	$8,802,217	$6,863,016
Undistributed net investment income (accumulated loss)	$(14,195)	$2,878

See Notes to Financial Statements.

	Alger Dynamic Opportunities Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net investment loss	$(1,081,687)	$(620,747)
Net realized gain on investments, options and foreign currency	4,064,728	4,720,391
Net change in unrealized appreciation on investments, options and foreign currency	1,116,109	3,263,271
Net increase in net assets resulting from operations	4,099,150	7,362,915

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(2,433,734)	—
Class C	(107,762)	—
Class Z	(1,265,284)	—
Total dividends and distributions to shareholders	(3,806,780)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	11,614,091	10,548,682
Class C	4,332,175	656,198
Class Z	9,233,825	532,501
Net increase from shares of beneficial interest transactions — Note 6(a)	25,180,091	11,737,381

Redemption Fees:
Class A	4,651	1,809
Class C	155	—
Total Redemption Fees — Note 6(b)	4,806	1,809
Total increase	25,477,267	19,102,105

Net Assets:
Beginning of period	58,622,623	39,520,518
END OF PERIOD	$84,099,890	$58,622,623
Undistributed net investment income (accumulated loss)	$(1,036,497)	$19,701

See Notes to Financial Statements.

	Alger Emerging Markets Fund
	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

Net investment income (loss)	$(32,142)	$10,200
Net realized gain (loss) on investments, options and foreign currency	(882,634)	784,697
Net change in unrealized appreciation on investments, options and foreign currency	546,176	836,383
Net increase (decrease) in net assets resulting from operations	(368,600)	1,631,280

Dividends and distributions to shareholders from:
Net investment income:
Class A	—	(21,705)
Class C	—	(1,122)
Class I	—	(170,271)
Total dividends and distributions to shareholders	—	(193,098)

Increase (decrease) from shares of beneficial interest transactions:
Class A	1,718,949	3,758,119
Class C	1,715,588	293,590
Class I	1,393,804	433,497
Class Z	3,778,018	—
Net increase from shares of beneficial interest transactions — Note 6(a)	8,606,359	4,485,206

Redemption Fees:
Class A	625	—
Class C	4	—
Total Redemption Fees — Note 6(b)	629	—
Total increase	8,238,388	5,923,388

Net Assets:
Beginning of period	15,961,598	10,038,210
END OF PERIOD	$24,199,986	$15,961,598
Undistributed net investment income (accumulated loss)	$(28,202)	$(1,504)

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Spectra Fund

	Class A
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010
Net asset value, beginning of period	$17.37		$13.82		$12.35		$11.33		$9.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)		0.05		0.02		(0.05)		(0.06)
Net realized and unrealized gain on investments	2.82		3.91		1.66		1.07		2.11
Total from investment operations	2.76		3.96		1.68		1.02		2.05
Dividends from net investment income	—		(0.09)		—		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—		—
Net asset value, end of period	$19.13		$17.37		$13.82		$12.35		$11.33
Total return(ii)	16.56%		29.29%		14.00%		9.00%		22.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,846,479		$1,866,317		$1,158,220		$836,857		$488,872
Ratio of gross expenses to average net assets	1.52	%(iii)	1.52	%(iv)	1.49	%(v)	1.58	%(vi)	1.74	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		—		—
Ratio of net expenses to average net assets	1.52%		1.52%		1.49%		1.58%		1.74%
Ratio of net investment income (loss) to average net assets	(0.35)%		0.35%		0.16%		(0.38)%		(0.57)%
Portfolio turnover rate	149.01%		113.69%		139.90%		163.11%		252.68%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(iv) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(v) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vi) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(vii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

	Class C
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010
Net asset value, beginning of period	$16.81		$13.43		$12.09		$11.18		$9.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.19)		(0.07)		(0.07)		(0.13)		(0.14)
Net realized and unrealized gain on investments	2.73		3.79		1.62		1.04		2.09
Total from investment operations	2.54		3.72		1.55		0.91		1.95
Dividends from net investment income	—		(0.02)		—		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—		—
Net asset value, end of period	$18.35		$16.81		$13.43		$12.09		$11.18
Total return(ii)	15.69%		28.38%		13.12%		8.20%		21.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$650,438		$458,750		$242,972		$134,399		$47,351
Ratio of gross expenses to average net assets	2.27	%(iii)	2.28	%(iv)	2.24	%(v)	2.32	%(vi)	2.52	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		—		—
Ratio of net expenses to average net assets	2.27%		2.28%		2.24%		2.32%		2.52%
Ratio of net investment income (loss) to average net assets	(1.12)%		(0.46)%		(0.57)%		(1.11)%		(1.38)%
Portfolio turnover rate	149.01%		113.69%		139.90%		163.11%		252.68%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(iv) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(v) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vi) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(vii) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10

	Class I
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		Year ended 10/31/2010
Net asset value, beginning of period	$17.48		$13.92		$12.42		$11.39		$9.32
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)		0.06		0.03		(0.04)		(0.05)
Net realized and unrealized gain on investments	2.85		3.91		1.68		1.07		2.12
Total from investment operations	2.79		3.97		1.71		1.03		2.07
Dividends from net investment income	—		(0.09)		—		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—		—
Net asset value, end of period	$19.27		$17.48		$13.92		$12.42		$11.39
Total return(ii)	16.63%		29.30%		14.07%		9.10%		22.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,030,304		$736,036		$431,557		$266,366		$116,343
Ratio of gross expenses to average net assets	1.50	%(iii)	1.50	%(iv)	1.43	%(v)	1.50	%(vi)	1.64	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		—		(0.01)%
Ratio of net expenses to average net assets	1.50%		1.50%		1.43%		1.50%		1.63%
Ratio of net investment income (loss) to average net assets	(0.35)%		0.36%		0.25%		(0.29)%		(0.46)%
Portfolio turnover rate	149.01%		113.69%		139.90%		163.11%		252.68%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

(iii) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(iv) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(v) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vi) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(vii) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

	Class Z
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$17.46		$13.90		$12.38		$12.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)		0.10		0.08		—
Net realized and unrealized gain on investments	2.86		3.91		1.65		0.18
Total from investment operations	2.84		4.01		1.73		0.18
Dividends from net investment income	—		(0.13)		—		—
Distributions from net realized gains	(1.00)		(0.32)		(0.21)		—
Net asset value, end of period	$19.30		$17.46		$13.90		$12.38
Total return(iii)	17.01%		29.68%		14.28%		1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$928,600		$367,709		$215,244		$3,373
Ratio of gross expenses to average net assets	1.23	%(iv)	1.20	%(v)	1.20	%(vi)	2.65	%(vii)
Ratio of expense reimbursements to average net assets	—		—		—		(1.41)%
Ratio of net expenses to average net assets	1.23%		1.20%		1.20%		1.24%
Ratio of net investment income (loss) to average net assets	(0.11)%		0.65%		0.60%		(0.01)%
Portfolio turnover rate	149.01%		113.69%		139.90%		163.11%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(v) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.14% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Green Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$8.78	$6.68	$6.01	$6.03	$5.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	—	0.01	0.01	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.69	2.10	0.66	(0.01)	0.80
Total from investment operations	0.69	2.11	0.67	(0.02)	0.79
Dividends from net investment income	—	(0.01)	—	—	—
Distributions from net realized gains	(0.33)	—	—	—	—
Net asset value, end of period	$9.14	$8.78	$6.68	$6.01	$6.03
Total return(ii)	7.99%	31.63%	11.15%	(0.30)%	15.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,662	$30,586	$26,243	$27,018	$37,545
Ratio of gross expenses to average net assets	1.33%	1.41%	1.49%	1.46%	1.44%
Ratio of expense reimbursements to average net assets	—	(0.06)%	(0.17)%	(0.21)%	(0.19)%
Ratio of net expenses to average net assets	1.33%	1.35%	1.32%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.18%	0.12%	(0.14)%	(0.21)%
Portfolio turnover rate	24.22%	43.35%	21.25%	28.25%	29.44%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$8.45	$6.47	$5.88	$5.94	$5.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.07)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	0.66	2.03	0.64	(0.01)	0.79
Total from investment operations	0.59	1.98	0.59	(0.06)	0.74
Distributions from net realized gains	(0.33)	—	—	—	—
Net asset value, end of period	$8.71	$8.45	$6.47	$5.88	$5.94
Total return(ii)	7.09%	30.45%	10.03%	(1.00)%	14.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,261	$4,096	$2,484	$2,517	$2,436
Ratio of gross expenses to average net assets	2.09%	2.16%	2.31%	2.25%	2.26%
Ratio of expense reimbursements to average net assets	—	—	(0.10)%	(0.25)%	(0.26)%
Ratio of net expenses to average net assets	2.09%	2.16%	2.21%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.69)%	(0.77)%	(0.90)%	(0.97)%
Portfolio turnover rate	24.22%	43.35%	21.25%	28.25%	29.44%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable..

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$8.77	$6.67	$6.01	$6.02	$5.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	— (ii)	0.01	0.01	(0.01)	(0.01)
Net realized and unrealized gain on investments	0.68	2.10	0.65	—	0.79
Total from investment operations	0.68	2.11	0.66	(0.01)	0.78
Dividends from net investment income	—	(0.01)	—	—	—
Distributions from net realized gains	(0.33)	—	—	—	—
Net asset value, end of period	$9.12	$8.77	$6.67	$6.01	$6.02
Total return(iii)	7.91%	31.68%	11.00%	(0.20)%	14.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$41,888	$35,108	$19,717	$19,604	$13,461
Ratio of gross expenses to average net assets	1.30%	1.35%	1.52%	1.63%	1.47%
Ratio of expense reimbursements to average net assets	—	—	(0.20)%	(0.38)%	(0.22)%
Ratio of net expenses to average net assets	1.30%	1.35%	1.32%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.14%	0.10%	(0.16)%	(0.22)%
Portfolio turnover rate	24.22%	43.35%	21.25%	28.25%	29.44%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Amount was less than $0.005 per share.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Analyst Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$13.86	$10.83	$9.85	$9.54	$8.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.01)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain on investments	1.33	3.66	1.01	0.36	1.57
Total from investment operations	1.27	3.65	0.98	0.31	1.52
Distributions from net realized gains	(1.39)	(0.62)	—	—	—
Net asset value, end of period	$13.74	$13.86	$10.83	$9.85	$9.54
Total return(ii)	9.83%	35.40%	10.00%	3.20%	19.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,459	$4,766	$2,524	$2,306	$2,236
Ratio of gross expenses to average net assets	2.75%	4.07%	4.85%	5.31%	5.68%
Ratio of expense reimbursements to average net assets	(1.45)%	(2.77)%	(3.58)%	(4.11)%	(4.48)%
Ratio of net expenses to average net assets	1.30%	1.30%	1.27%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.43)%	(0.07)%	(0.30)%	(0.50)%	(0.60)%
Portfolio turnover rate	170.12%	158.26%	158.39%	141.68%	73.54%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$13.35	$10.51	$9.62	$9.39	$7.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.14)	(0.09)	(0.10)	(0.12)	(0.12)
Net realized and unrealized gain on investments	1.27	3.55	0.99	0.35	1.56
Total from investment operations	1.13	3.46	0.89	0.23	1.44
Distributions from net realized gains	(1.39)	(0.62)	—	—	—
Net asset value, end of period	$13.09	$13.35	$10.51	$9.62	$9.39
Total return(ii)	9.09%	34.63%	9.25%	2.40%	18.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$368	$282	$184	$165	$166
Ratio of gross expenses to average net assets	3.53%	5.49%	6.00%	6.45%	6.54%
Ratio of expense reimbursements to average net assets	(1.58)%	(3.54)%	(4.05)%	(4.50)%	(4.59)%
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to average net assets	(1.08)%	(0.73)%	(0.99)%	(1.25)%	(1.35)%
Portfolio turnover rate	170.12%	158.26%	158.39%	141.68%	73.54%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable..

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010
Net asset value, beginning of period	$13.85	$10.82	$9.84	$9.53	$8.01
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.06)	(0.01)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain on investments	1.33	3.66	1.01	0.36	1.57
Total from investment operations	1.27	3.65	0.98	0.31	1.52
Distributions from net realized gains	(1.39)	(0.62)	—	—	—
Net asset value, end of period	$13.73	$13.85	$10.82	$9.84	$9.53
Total return(ii)	9.84%	35.44%	10.00%	3.30%	19.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,975	$1,815	$1,180	$776	$183
Ratio of gross expenses to average net assets	2.79%	4.07%	5.95%	6.91%	14.02%
Ratio of expense reimbursements to average net assets	(1.49)%	(2.77)%	(4.68)%	(5.71)%	(12.82)%
Ratio of net expenses to average net assets	1.30%	1.30%	1.27%	1.20%	1.20%
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.08)%	(0.33)%	(0.50)%	(0.60)%
Portfolio turnover rate	170.12%	158.26%	158.39%	141.68%	73.54%

See Notes to Financial Statements.

(i) Amount was computed based on average shares outstanding during the period.

(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Dynamic Opportunities Fund

	Class A
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		Year ended 10/31/2011		From 11/2/2009 (commencement of operations) to 10/31/2010(i)
Net asset value, beginning of period	$12.90		$11.12		$10.64		$10.55		$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.20)		(0.16)		(0.14)		(0.21)		(0.20)
Net realized and unrealized gain on investments	0.96		1.94		0.77		0.30		0.75
Total from investment operations	0.76		1.78		0.63		0.09		0.55
Distributions from net realized gains	(0.80)		—		(0.15)		—		—
Net asset value, end of period	$12.86		$12.90		$11.12		$10.64		$10.55
Total return(iii)	6.15%		16.01%		6.07%		0.90%		5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$48,464		$36,712		$21,741		$11,514		$14,527
Ratio of gross expenses to average net assets	2.46	%(iv)	2.61	%(v)	2.98	%(vi)	3.09	%(vii)	3.30	%(viii)
Ratio of expense reimbursements to average net assets	—		(0.03)%		(0.36)%		(0.62)%		(0.78)%
Ratio of net expenses to average net assets	2.46%		2.58%		2.62%		2.47%		2.52%
Ratio of net investment income (loss) to average net assets	(1.57)%		(1.37)%		(1.26)%		(1.87)%		(2.00)%
Portfolio turnover rate	205.45%		201.50%		257.74%		430.05%		438.65%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.47% related to dividend expense on short positions and interest expense for the period ended 10/31/11

(viii) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/10

	Class C
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$12.62		$10.95		$10.57		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.29)		(0.25)		(0.22)		(0.23)
Net realized and unrealized gain (loss) on investments	0.94		1.92		0.75		(0.16)
Total from investment operations	0.65		1.67		0.53		(0.39)
Distributions from net realized gains	(0.80)		—		(0.15)		—
Net asset value, end of period	$12.47		$12.62		$10.95		$10.57
Total return(iii)	5.38%		15.15%		5.25%		(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,808		$1,407		$622		$539
Ratio of gross expenses to average net assets	3.23	%(iv)	3.36	%(v)	4.00	%(vi)	4.12	%(vii)
Ratio of expense reimbursements to average net assets	—		(0.03)%		(0.62)%		(0.96)%
Ratio of net expenses to average net assets	3.23%		3.33%		3.38%		3.16%
Ratio of net investment income (loss) to average net assets	(2.36)%		(2.13)%		(2.05)%		2.56%
Portfolio turnover rate	205.45%		201.50%		257.74%		430.05%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 10/31/11

	Class Z
	Year ended 10/31/2014		Year ended 10/31/2013		Year ended 10/31/2012		From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$12.98		$11.16		$10.66		$10.96
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.16)		(0.13)		(0.10)		(0.15)
Net realized and unrealized gain (loss) on investments	0.97		1.95		0.75		(0.15)
Total from investment operations	0.81		1.82		0.65		(0.30)
Distributions from net realized gains	(0.80)		—		(0.15)		—
Net asset value, end of period	$12.99		$12.98		$11.16		$10.66
Total return(iii)	6.52%		16.29%		6.34%		(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$29,828		$20,504		$17,158		$11,368
Ratio of gross expenses to average net assets	2.18	%(iv)	2.34	%(v)	2.73	%(vi)	11.84	%(vii)
Ratio of expense reimbursements to average net assets	—		—		(0.35)%		(9.30)%
Ratio of net expenses to average net assets	2.18%		2.34%		2.38%		2.54%
Ratio of net investment income (loss) to average net assets	(1.29)%		(1.08)%		(0.90)%		(1.92)%
Portfolio turnover rate	205.45%		201.50%		257.74%		430.05%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

(iv) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14

(v) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13

(vi) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12

(vii) Includes 0.79% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period

Alger Emerging Markets Fund

	Class A
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$9.57	$8.52	$8.32	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.02	0.03	0.04
Net realized and unrealized gain (loss) on investments	(0.12)	1.19	0.17	(1.72)
Total from investment operations	(0.13)	1.21	0.20	(1.68)
Dividends from net investment income	—	(0.16)	—	—
Net asset value, end of period	$9.44	$9.57	$8.52	$8.32
Total return(iii)	(1.36)%	14.31%	2.40%	(16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,931	$5,260	$1,176	$764
Ratio of gross expenses to average net assets	2.99%	3.49%	4.43%	4.60%
Ratio of expense reimbursements to average net assets	(1.29)%	(1.79)%	(2.73)%	(2.90)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.19%	0.31%	0.51%
Portfolio turnover rate	98.25%	103.59%	150.09%	121.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class C
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$9.42	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.11)	1.17	0.19	(1.74)
Total from investment operations	(0.19)	1.11	0.14	(1.77)
Dividends from net investment income	—	(0.06)	—	—
Net asset value, end of period	$9.23	$9.42	$8.37	$8.23
Total return(iii)	(2.02)%	13.34%	1.70%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,151	$484	$151	$142
Ratio of gross expenses to average net assets	3.79%	4.75%	5.61%	5.99%
Ratio of expense reimbursements to average net assets	(1.34)%	(2.30)%	(3.16)%	(3.54)%
Ratio of net expenses to average net assets	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to average net assets	(0.84)%	(0.73)%	(0.57)%	(0.39)%
Portfolio turnover rate	98.25%	103.59%	150.09%	121.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

	Class I
	Year ended 10/31/2014	Year ended 10/31/2013	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(i)
Net asset value, beginning of period	$9.51	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	0.01	0.01	—
Net realized and unrealized gain (loss) on investments	(0.11)	1.19	0.19	(1.72)
Total from investment operations	(0.13)	1.20	0.20	(1.72)
Dividends from net investment income	—	(0.17)	—	—
Net asset value, end of period	$9.38	$9.51	$8.48	$8.28
Total return(iii)	(1.37)%	14.26%	2.42%	(17.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,451	$10,218	$8,712	$8,490
Ratio of gross expenses to average net assets	2.92%	3.45%	4.28%	4.16%
Ratio of expense reimbursements to average net assets	(1.22)%	(1.75)%	(2.58)%	(2.46)%
Ratio of net expenses to average net assets	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to average net assets	(0.16)%	0.06%	0.15%	0.05%
Portfolio turnover rate	98.25%	103.59%	150.09%	121.91%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

Class Z
From 2/28/2014 (commencement of operations) to 10/31/2014(i)
Net asset value, beginning of period	$9.24
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.02
Net realized and unrealized gain on investments	0.15
Total from investment operations	0.17
Net asset value, end of period	$9.41
Total return(iii)	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,667
Ratio of gross expenses to average net assets	3.35%
Ratio of expense reimbursements to average net assets	(2.10)%
Ratio of net expenses to average net assets	1.25%
Ratio of net investment income (loss) to average net assets	0.29%
Portfolio turnover rate	98.25%

See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.  The Fund qualifies as an investment company as defined in the Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services — Investment Companies. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares, Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

Alger Emerging Markets Fund started offering Class Z shares on February 28, 2014.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value.  The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date.  A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date.  When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  Dividends paid on securities sold short are disclosed as an expense on the

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Statement of Operations.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale).  As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.  Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2014.

(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S., as well as New York State and New York City.  The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2011-2014.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Advisory: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management” or the “Manager”), are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2014, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund(a)	0.900%	0.750%	0.650%	0.830%
Alger Green Fund(b)	0.710	0.650	—	0.710
Alger Analyst Fund(b)	0.750	0.700	—	0.750
Alger Dynamic Opportunities Fund(b)	1.200	1.000	—	1.200
Alger Emerging Markets Fund(c)	1.100	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through February 28, 2015, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2014
Alger Green Fund	1.35%	—	1.35%	—	$—
Alger Analyst Fund	1.30	1.95%	1.30	—	120,449
Alger Dynamic Opportunities Fund	2.00	2.75	—	1.75%	—
Alger Emerging Markets Fund	1.70	2.45	1.70	1.25	204,322

Alger Management voluntarily reduced its advisory fee for the Alger Emerging Markets Fund by $35,000 for the year ended October 31, 2014.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company, Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

SHARE CLASS	FEE RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust.  For the year ended October 31, 2014, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc, were as follows:

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Spectra Fund	$12,382	$62,055
Alger Green Fund	2,395	1,000
Alger Analyst Fund	—	37
Alger Dynamic Opportunities Fund	—	1,140
Alger Emerging Markets Fund	30	99

(e) Brokerage Commissions: During the year ended October 31, 2014, Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $2,268,495, $7,129, $9,003, $26,640, and $116, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Class C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2014, Alger Management charged back to Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund $1,038,993, $30,398, $433, $20,049 and $3,422, respectively, for these services, which are included in transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2013 through March 5, 2014, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $22,500 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 6, 2014, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board receives an additional annual fee of $24,300 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.  As of October 31, 2014 Alger Spectra Fund loaned $730,044, including interest, to an affiliated Fund at a rate of 1.09%, which was callable within seven calendar days.

During the year ended October 31, 2014, Alger Spectra Fund and Alger Dynamic Opportunities Fund earned interfund loan interest income of $16,987 and $2,473, respectively.

(i) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of Alger Management and Alger Inc.  At October 31, 2014, Alger Management and its affiliates owned the following shares:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,409,404	12,608	12,628	91
Alger Green Fund	—	—	—	—
Alger Analyst Fund	371,579	13,782	119,421	—
Alger Dynamic Opportunities Fund	122,534	99	—	1,635,980
Alger Emerging Markets Fund	115,052	101	1,007,783	10,823

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than short-term securities, purchased options and short sales for the year ended October 31, 2014:

	PURCHASES	SALES
Alger Spectra Fund	$6,568,809,808	$6,254,605,304
Alger Green Fund	21,509,645	17,716,828
Alger Analyst Fund	14,846,380	13,567,002
Alger Dynamic Opportunities Fund	113,542,829	105,002,668
Alger Emerging Markets Fund	25,836,229	17,735,912

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability.  Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity,  and less stringent regulatory and legal system.

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the year ended October 31, 2014, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$234,418	2.20%
Alger Analyst Fund	46	2.19
Alger Emerging Markets Fund	1,163	5.07

The highest amount borrowed during the year ended October 31, 2014 for each Fund was as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

HIGHEST BORROWING
Alger Spectra Fund	$27,277,943
Alger Analyst Fund	16,039
Alger Emerging Markets Fund	55,628

NOTE 6 — Share Capital:

(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series.  Each series is divided into separate classes.  The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	32,338,699	$579,845,405	45,287,725	$683,072,567
Shares converted from Class C	22	389	24	353
Dividends reinvested	5,854,567	100,640,010	2,252,531	31,129,979
Shares redeemed	(49,152,547)	(904,843,079)	(23,848,519)	(358,095,947)
Net increase (decrease)	(10,959,259)	$(224,357,275)	23,691,761	$356,106,952
Class C:
Shares sold	10,495,116	$181,342,515	12,612,487	$183,657,106
Shares converted to Class A	(23)	(389)	(25)	(353)
Dividends reinvested	1,307,096	21,684,718	359,274	4,839,416
Shares redeemed	(3,642,642)	(62,917,415)	(3,779,068)	(54,428,109)
Net increase	8,159,547	$140,109,429	9,192,668	$134,068,060
Class I:
Shares sold	21,286,862	$384,958,874	23,012,002	$351,911,818
Dividends reinvested	2,350,328	40,684,169	849,067	11,810,520
Shares redeemed	(12,278,080)	(222,493,127)	(12,763,740)	(193,223,214)
Net increase	11,359,110	$203,149,916	11,097,329	$170,499,124
Class Z:
Shares sold	37,571,892	$703,742,849	11,131,770	$169,271,617
Dividends reinvested	358,899	6,208,950	127,982	1,773,829
Shares redeemed	(10,885,301)	(198,541,023)	(5,688,617)	(88,119,022)
Net increase	27,045,490	$511,410,776	5,571,135	$82,926,424

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Green Fund
Class A:
Shares sold	828,187	$7,358,641	856,188	$6,665,788
Dividends reinvested	121,073	1,054,550	5,321	36,929
Shares redeemed	(968,434)	(8,610,801)	(1,305,192)	(9,851,832)
Net decrease	(19,174)	$(197,610)	(443,683)	$(3,149,115)
Class C:
Shares sold	185,722	$1,571,391	205,125	$1,522,536
Dividends reinvested	16,476	137,736	—	—
Shares redeemed	(83,282)	(707,199)	(103,848)	(753,438)
Net increase	118,916	$1,001,928	101,277	$769,098
Class I:
Shares sold	1,645,240	$14,568,124	2,225,380	$17,715,572
Dividends reinvested	157,333	1,368,794	4,165	28,863
Shares redeemed	(1,216,946)	(10,795,073)	(1,179,827)	(9,144,950)
Net increase	585,627	$5,141,845	1,049,718	$8,599,485

Alger Analyst Fund
Class A:
Shares sold	113,069	$1,535,251	104,504	$1,426,161
Dividends reinvested	35,523	457,530	13,388	144,587
Shares redeemed	(22,216)	(302,568)	(7,135)	(85,360)
Net increase	126,376	$1,690,213	110,757	$1,485,388
Class C:
Shares sold	6,256	$83,134	3,250	$39,393
Dividends reinvested	2,589	31,952	979	10,239
Shares redeemed	(1,865)	(24,279)	(616)	(7,345)
Net increase	6,980	$90,807	3,613	$42,287
Class I:
Shares sold	40,453	$542,527	34,333	$429,117
Dividends reinvested	12,461	160,368	6,061	65,396
Shares redeemed	(40,038)	(538,234)	(18,407)	(232,355)
Net increase	12,876	$164,661	21,987	$262,158

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	2,969,594	$37,388,559	1,766,985	$21,021,586
Dividends reinvested	196,268	2,425,867	—	—
Shares redeemed	(2,244,716)	(28,195,684)	(876,334)	(10,471,095)
Net increase	921,146	$11,618,742	890,651	$10,550,491
Class C:
Shares sold	388,509	$4,753,942	80,968	$959,730
Dividends reinvested	8,722	105,191	—	—
Shares redeemed	(43,152)	(526,803)	(26,177)	(303,532)
Net increase	354,079	$4,332,330	54,791	$656,198
Class Z:
Shares sold	742,459	$9,566,861	42,171	$532,501
Dividends reinvested	101,629	1,265,283	—	—
Shares redeemed	(127,352)	(1,598,319)	—	—
Net increase	716,736	$9,233,825	42,171	$532,501

Alger Emerging Markets Fund
Class A:
Shares sold	650,411	$6,150,709	456,558	$4,161,014
Dividends reinvested	—	—	2,372	21,041
Shares redeemed	(466,138)	(4,431,135)	(47,139)	(423,936)
Net increase	184,273	$1,719,574	411,791	$3,758,119
Class C:
Shares sold	187,274	$1,767,329	35,256	$310,339
Dividends reinvested	—	—	127	1,122
Shares redeemed	(5,639)	(51,737)	(1,968)	(17,871)
Net increase	181,635	$1,715,592	33,415	$293,590
Class I:
Shares sold	234,530	$2,208,761	36,969	$340,089
Dividends reinvested	—	—	19,290	170,139
Shares redeemed	(88,851)	(814,957)	(8,879)	(76,731)
Net increase	145,679	$1,393,804	47,380	$433,497
Class Z:
Shares sold	395,253	$3,829,565	—	$—
Shares redeemed	(5,520)	(51,547)	—	—
Net increase	389,733	$3,778,018	—	$—

(b)Redemption Fee: The Funds may impose a 2.00% redemption fee on Class A and Class C shares redeemed (including shares redeemed by exchange) within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2014 and the year ended October 31, 2013 were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2013
Alger Spectra Fund
Distributions paid from:
Ordinary Income	$69,179,309	$29,650,585
Long-term capital gain	133,233,459	31,608,681
Total distributions paid	$202,412,768	$61,259,266

Alger Green Fund
Distributions paid from:
Ordinary Income	9,327	69,086
Long-term capital gain	2,695,560	—
Total distributions paid	$2,704,887	$69,086

Alger Analyst Fund
Distributions paid from:
Ordinary Income	440,679	101,252
Long-term capital gain	252,615	122,778
Total distributions paid	$693,294	$224,030

Alger Dynamic Opportunities Fund
Distributions paid from:
Ordinary Income	2,424,128	—
Long-term capital gain	1,382,652	—
Total distributions paid	$3,806,780	—

Alger Emerging Markets Fund
Distributions paid from:
Ordinary Income	—	40,534
Long-term capital gain	—	—
Return of capital	—	152,564
Total distributions paid	—	$193,098

As of October 31, 2014 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund
Undistributed ordinary income	$34,698,984
Undistributed long-term gains	$528,575,072
Net accumulated earnings	563,274,056
Capital loss carryforwards	—
Net unrealized appreciation	692,153,928
Total accumulated earnings	$1,255,427,984

Alger Green Fund
Undistributed ordinary income	—
Undistributed long-term gains	2,194,731
Net accumulated earnings	2,194,731
Capital loss carryforwards	—
Late year ordinary income losses	(93,865)
Net unrealized appreciation	19,554,476
Total accumulated earnings	$21,655,342

Alger Analyst Fund
Undistributed ordinary income	$79,250
Undistributed long-term gains	583,783
Net accumulated earnings	663,033
Capital loss carryforwards	—
Net unrealized appreciation	872,928
Total accumulated earnings	$1,535,961

Alger Dynamic Opportunities Fund
Undistributed ordinary income	—
Undistributed long-term gains	4,407,869
Net accumulated earnings	4,407,869
Capital loss carryforwards	—
Late year ordinary income losses	(1,081,834)
Net unrealized appreciation	5,275,551
Total accumulated earnings	$8,601,586

Alger Emerging Markets Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(2,015,972)
Net unrealized appreciation	1,631,479
Total accumulated losses	$(384,493)

At October 31, 2014, the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Expiration Dates	Alger Emerging Markets Fund
POST ACT	$2,015,972
Total	2,015,972

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.  As of October 31, 2014, there were no capital loss carryforwards.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among each Fund’s components of net assets at October 31, 2014:

Alger Spectra Fund
Accumulated undistributed net investment income (accumulated loss)	$16,684,139
Accumulated net realized gain (accumulated realized loss)	$(16,684,138)
Paid-in Capital	$(1)

Alger Green Fund
Accumulated undistributed net investment income (accumulated loss)	$12,267
Accumulated net realized gain (accumulated realized loss)	$5,112
Paid-in Capital	$(17,379)

Alger Analyst Fund
Accumulated undistributed net investment income (accumulated loss)	$20,383
Accumulated net realized gain (accumulated realized loss)	$(20,382)
Paid-in Capital	$(1)

Alger Dynamic Opportunities Fund
Accumulated undistributed net investment income (accumulated loss)	$25,489
Accumulated net realized gain (accumulated realized loss)	$114,392
Paid-in Capital	$(139,881)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund
Accumulated undistributed net investment income (accumulated loss)	$5,444
Accumulated net realized gain (accumulated realized loss)	$27,708
Paid-in Capital	$(33,152)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2014 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$848,334,301	$848,232,675	—	$101,626
Consumer Staples	241,626,222	241,626,222	—	—
Energy	192,806,166	192,806,166	—	—
Financials	218,608,150	218,608,150	—	—
Health Care	878,141,371	878,141,371	—	—
Industrials	397,135,608	397,135,608	—	—
Information Technology	1,537,820,165	1,535,712,998	—	2,107,167
Materials	116,685,558	116,685,558	—	—
Telecommunication Services	22,188,430	22,188,430	—	—
Utilities	14,123,284	14,123,284	—	—
TOTAL COMMON STOCKS	$4,467,469,255	$4,465,260,462	—	$2,208,793
MASTER LIMITED PARTNERSHIP
Financials	58,837,741	58,837,741	—	—
PREFERRED STOCKS
Consumer Discretionary	3,022,748	—	—	3,022,748
Health Care	7,357,257	—	—	7,357,257
Information Technology	9,845,416	—	—	9,845,416
TOTAL PREFERRED STOCKS	$20,225,421	—	—	$20,225,421
REAL ESTATE INVESTMENT TRUST
Financials	68,425,984	68,425,984	—	—
TOTAL INVESTMENTS IN SECURITIES	$4,614,958,401	$4,592,524,187	—	$22,434,214

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	$50,482,803	$50,482,803	—	—
Energy	14,604,174	14,604,174	—	—
Financials	13,930,532	13,930,532	—	—
Health Care	26,792,241	26,792,241	—	—
Industrials	47,801,764	47,801,764	—	—
Information Technology	83,030,764	83,030,764	—	—
Materials	7,758,233	7,758,233	—	—
TOTAL COMMON STOCKS	$244,400,511	$244,400,511	—	—

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	17,061,450	17,059,387	—	2,063
Consumer Staples	5,244,873	5,244,873	—	—
Financials	1,453,478	1,453,478	—	—
Health Care	4,191,105	4,191,105	—	—
Industrials	17,725,597	17,725,597	—	—
Information Technology	23,916,527	23,916,527	—	—
Materials	2,800,386	2,800,386	—	—
Utilities	3,513,006	3,513,006	—	—
TOTAL COMMON STOCKS	$75,906,422	$75,904,359	—	$2,063
PREFERRED STOCKS
Consumer Discretionary	57,589	—	—	57,589
TOTAL INVESTMENTS IN SECURITIES	$75,964,011	$75,904,359	—	$59,652

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	2,457,260	2,457,260	—	—
Consumer Staples	255,273	255,273	—	—
Energy	454,310	454,310	—	—
Financials	389,915	389,915	—	—
Health Care	1,315,670	1,315,670	—	—
Industrials	1,221,490	1,221,490	—	—
Information Technology	1,767,040	1,767,040	—	—
Materials	387,873	387,873	—	—
Telecommunication Services	179,930	179,930	—	—
TOTAL COMMON STOCKS	$8,428,761	$8,428,761	—	—
MASTER LIMITED PARTNERSHIP
Energy	107,129	107,129	—	—
Financials	80,143	80,143	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$187,272	$187,272	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Financials	$54,376	$54,376	—	—
TOTAL INVESTMENTS IN SECURITIES	$8,670,409	$8,670,409	—	—

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	9,206,777	9,206,777	—	—
Consumer Staples	1,708,827	1,708,827	—	—
Energy	3,085,610	3,085,610	—	—
Financials	2,959,608	2,959,608	—	—
Health Care	15,014,018	15,014,018	—	—
Industrials	3,148,868	3,148,868	—	—
Information Technology	16,669,108	16,629,142	—	39,966
Materials	573,107	573,107	—	—
Utilities	432,850	432,850	—	—
TOTAL COMMON STOCKS	$52,798,773	$52,758,807	—	$39,966
MASTER LIMITED PARTNERSHIP
Energy	880,301	880,301	—	—
Financials	1,258,263	1,258,263	—	—
TOTAL MASTER LIMITED PARTNERSHIP	$2,138,564	$2,138,564	—	—
PREFERRED STOCKS
Health Care	447,520	—	320,069	127,451
Information Technology	186,735	—	—	186,735
TOTAL PREFERRED STOCKS	$634,255	—	$320,069	$314,186
RIGHTS
Health Care	25,932	—	—	25,932
TOTAL INVESTMENTS IN SECURITIES	$55,597,524	$54,897,371	$320,069	$380,084
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	2,163,181	2,163,181	—	—
Consumer Staples	175,656	175,656	—	—
Energy	741,741	741,741	—	—
Financials	1,750,536	1,750,536	—	—
Health Care	1,751,089	1,751,089	—	—
Industrials	1,559,735	1,559,735	—	—
Information Technology	4,143,469	4,143,469	—	—
Market Indices	650,715	650,715	—	—
Materials	619,426	619,426	—	—
TOTAL COMMON STOCKS	$13,555,548	$13,555,548	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,225,154	$3,225,154	—	—
Consumer Staples	1,897,839	1,897,839	—	—
Energy	948,150	948,150	—	—
Financials	5,051,384	5,051,384	—	—
Health Care	1,225,045	1,225,045	—	—
Industrials	2,746,648	2,448,369	298,279	—
Information Technology	5,060,502	5,060,502	—	—
Materials	1,328,542	1,328,542	—	—
Telecommunication Services	724,986	724,986	—	—
Utilities	826,581	826,581	—	—
TOTAL COMMON STOCKS	$23,034,831	$22,736,552	$298,279	—
PREFERRED STOCKS
Energy	143,971	143,971	—	—
TOTAL INVESTMENTS IN SECURITIES	$23,178,802	$22,880,523	$298,279	—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(109,249)
Purchases, issuances, sales, and settlements
Purchases	2,318,041
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$2,208,793
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(109,249)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	592,991
Purchases, issuances, sales, and settlements
Purchases	19,632,430
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$20,225,421
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$592,991

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Green Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	1,013
Purchases, issuances, sales, and settlements
Purchases	1,050
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$2,063
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$1,013

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Green Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(9,265)
Purchases, issuances, sales, and settlements
Purchases	66,854
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$57,589
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(9,265)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(3,019)
Purchases, issuances, sales, and settlements
Purchases	42,985
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$39,966
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$(3,019)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2013	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	17,104
Purchases, issuances, sales, and settlements
Purchases	297,083
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$314,187
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$17,104

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2013	$25,932
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	—
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at October 31, 2014	$25,932
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at 10/31/2014	$0

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2014. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Financial Asset	Fair Value as of October 31, 2014	Valuation Technique	Unobservable Input	Range
Alger Spectra Fund
Common Stocks	$101,626	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Common Stocks	$2,107,166	Income Approach	Discount Rate	10%
Preferred Stocks	$3,022,748	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stocks	$17,202,673	Income Approach	Discount Rate	10%
Alger Green Fund
Common Stocks	$2,063	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Preferred Stocks	$57,589	Market Approach	Revenue Multiple EBITDA Multiple	1.8x to 2.8x 11.7x to 32.1x
Alger Dynamic Opportunities Fund
Common Stocks	$39,966	Income Approach	Discount Rate	10%
Preferred Stocks	$314,186	Income Approach	Discount Rate	10%
Rights	$25,932	Transaction Cost	Probability of Success	0% - 44%

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2014, the Alger Emerging Markets Fund transferred $298,279 from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2014, such assets are categorized within the disclosure hierarchy as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$113,263,993	$113,263,993	—	—
Alger Green Fund	2,517,336	2,517,336	—	—
Alger Analyst Fund	139,784	139,784	—	—
Alger Dynamic Opportunities Fund	39,460,125	39,460,125	—	—
Alger Emerging Markets Fund	1,070,655	1,070,655	—	—
Receivable for interfund loans:
Alger Spectra Fund	$730,000	$—	$730,000	—
Total	$157,181,893	$156,451,893	$730,000	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the year ended October 31, 2014, options were used in accordance with these objectives.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Portfolios’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no derivative transactions outstanding for the year ended October 31, 2014.

For the year ended October 31, 2014, Alger Dynamic Opportunities Fund had option purchases of $335,455 and option sales of $610,130.  The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2014, is as follows:

NET REALIZED GAIN ON INVESTMENTS, OPTIONS

Alger Dynamic Opportunities Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$274,674
Total	$274,674

NOTE 10— Affiliated Securities:

The securities listed below are deemed to be affiliate of the Funds because the Funds or affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2014. Purchase and sale transactions and dividend income earned during the year were as follows:

Security	Shares/Par at October 31, 2013	Purchases/ Conversion	Sales/ Conversion	Shares/Par at October 31, 2014	Dividend Income	Realized Gain (Loss)	Value at October 31, 2014

Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	—	178,292	—	178,292	—	—	$101,626
Preferred Stocks
Choicestream, Inc.*	—	5,303,067	—	5,303,067	—	—	$3,022,748
Convertible Notes
Choicestream, Inc.*	—	1,178,859	(1,178,859)	—	—	—	—

Alger Green Fund
Common Stocks
Choicestream, Inc.*	—	3,619	—	3,619	—	—	$2,063
Preferred Stocks
Choicestream, Inc.*	—	101,034	—	101,034	—	—	$57,589
Convertible Notes
Choicestream, Inc.*	—	23,935	(23,935)	—	—	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Continued)

Security	Shares/Par at October 31, 2013	Purchases/ Conversion	Sales/ Conversion	Shares/Par at October 31, 2014	Dividend Income	Realized Gain (Loss)	Value at October 31, 2014

Alger Dynamic Opportunities Fund
Common Stocks
Preferred Stocks
Tolero Pharmaceuticals, Inc.*	—	106,120	—	106,120	—	—	$320,069

*     Non-income producing security.

NOTE 11 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to October 31, 2014 through the issuance date of the Financial Statements.  No such events have been identified which require recognition and disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund, and the Board of Trustees of The Alger Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Funds II, comprised of the Alger Spectra Fund, Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund, and Alger Emerging Markets Fund (the “Funds”) as of October 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended,  and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting The Alger Funds II as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York

December 23, 2014

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2014 and ending October 31, 2014.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,104.50	$8.06	1.52%
	Hypothetical(c)	1,000.00	1,017.54	7.73	1.52
Class C	Actual	1,000.00	1,100.12	12.02	2.27
	Hypothetical(c)	1,000.00	1,013.76	11.52	2.27
Class I	Actual	1,000.00	1,104.93	7.96	1.50
	Hypothetical(c)	1,000.00	1,017.64	7.63	1.50
Class Z	Actual	1,000.00	1,106.59	6.53	1.23
	Hypothetical(c)	1,000.00	1,019.00	6.26	1.23

Alger Green Fund
Class A	Actual	$1,000.00	$1,050.57	$6.87	1.33%
	Hypothetical(c)	1,000.00	1,018.50	6.77	1.33
Class C	Actual	1,000.00	1,046.87	10.78	2.09
	Hypothetical(c)	1,000.00	1,014.67	10.61	2.09
Class I	Actual	1,000.00	1,050.69	6.72	1.30
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30

Alger Analyst Fund
Class A	Actual	$1,000.00	$1,075.12	$6.80	1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30
Class C	Actual	1,000.00	1,072.07	10.18	1.95
	Hypothetical(c)	1,000.00	1,015.38	9.91	1.95
Class I	Actual	1,000.00	1,075.18	6.80	1.30
	Hypothetical(c)	1,000.00	1,018.65	6.61	1.30

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,060.18	$12.77	2.46%
	Hypothetical(c)	1,000.00	1,012.80	12.48	2.46
Class C	Actual	1,000.00	1,055.88	16.74	3.23
	Hypothetical(c)	1,000.00	1,008.92	16.36	3.23
Class Z	Actual	1,000.00	1,062.14	11.33	2.18
	Hypothetical(c)	1,000.00	1,014.22	11.07	2.18

		Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Six Months Ended October 31, 2014(a)	Annualized Expense Ratio For the Six Months Ended October 31, 2014(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,027.20	$8.74	1.70%
	Hypothetical(c)	1,000.00	1,016.59	8.69	1.70
Class C	Actual	1,000.00	1,023.28	12.49	2.45
	Hypothetical(c)	1,000.00	1,012.85	12.43	2.45
Class I	Actual	1,000.00	1,027.38	8.74	1.70
	Hypothetical(c)	1,000.00	1,016.59	8.69	1.70
Class Z	Actual	1,000.00	1,029.54	6.39	1.25
	Hypothetical(c)	1,000.00	1,018.90	6.36	1.25

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Tax Information

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2014, 45.56 % of the Alger Spectra Fund, 100% of the Alger Green Fund, 8.46% of the Alger Analyst Fund, and 14% of the Alger Dynamic Opportunities Fund’s dividends qualified for the dividends received deduction for corporations.  For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  Of the distributions paid during the fiscal year, 48.29% of the Alger Spectra Fund, 100% of the Alger Green Fund, 10.54% of the Alger Analyst Fund, and 16.19% of the Alger Dynamic Opportunities Fund’s dividend may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns.  Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014.  Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2015.  Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Trustees and Officers of the Trust

Information about the trustees and officers of the Trust is set forth below.  In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger

Institutional Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).  Each Trustee serves until an event of termination, such as death or resignation or until his successor is duly elected; each officer’s term of office is one year.  Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (53)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Sciences and Graduate School, University of Virginia 1999-2003.	2003	25

NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (61)	Managing Partner of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products). Formerly Managing Director of AEA Investors, Inc.	2000	25

Roger P. Cheever (69)	Associate Vice President for Principal Gifts, and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	25

Lester L. Colbert Jr. (80)	Private investor since 1988; Formerly Chairman of the Board, President and Chief Executive Officer of Xidex Corporation (manufacturer of computer information media).	2000	25

Stephen E. O’Neil (82)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	25

David Rosenberg (52)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (77)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	25

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management.  No Trustee is a director of any public company except as indicated under “Principal Occupations”.

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (50) President	Executive Vice President, Chief Operating Officer, Chief Legal Officer and Secretary of Alger Management and Alger Inc.; Director since 2006 of Alger Management, Alger Inc. and Resources.	2005	N/A

Lisa A. Moss (49) Secretary	Senior Vice President since 2009, and Vice President and Assistant General Counsel of Alger Management June 2006.	2006	N/A

Michael D. Martins (49) Treasurer	Senior Vice President of Alger Management; Assistant Treasurer since 2004.	2005	N/A

Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007	N/A

Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007	N/A

Patrick J. Murphy (44) Chief Compliance Officer	Senior Vice President of Alger Management since 2014.	2014	N/A

Joshua M. Lindauer (27) Assistant Secretary	Employed by Alger Management since 2014.	2014	N/A

The Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (800) 992-3863.

Investment Management Agreement Renewal

At an in-person meeting held on September 18, 2014, the Trustees, including the Independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger Management of its services and the profits realized by Alger Management and Fred Alger & Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv) the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflect such economies of scale. These materials included a presentation and  analysis of the Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with Alger Management or its affiliates.

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services.  In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from periodic meetings with and presentations by investment management and Fund distribution personnel), and the materials provided at the meeting.  They noted that under the Agreement, Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management’s senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund’s portfolio, as well as Alger Management’s overall investment management business.  They noted especially Alger Management’s established expertise in managing portfolios of “growth” stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a fund that holds itself out to investors as growth-oriented. They further noted that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, a sector in which the Emerging Markets Fund is active, and that during the year Alger Management had increased the number of experienced investment management personnel providing services to the Funds by almost 30 percent.  The Trustees concluded that Alger Management’s experience, resources and strength in the areas of importance to the Funds are considerable.  The Trustees considered the level and depth of Alger Management’s ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc.  They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs are provided separately under an Administration Agreement and a Shareholder Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the Trust.

Investment Performance of the Funds.  Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/14), second-quarter of 2014, 1-, 3- and 5-year and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/14, and compared them with benchmark and peer-group data for the same periods. They noted that the materials showed Spectra Fund had exceeded  its peer medians for all reported periods, with only isolated shortfalls in certain periods against its benchmark. The Dynamic Opportunities Fund also achieved strong results against its peer medians in the 2014 second-quarter, year-to-date and one-year periods, with similar success against its benchmark (except as measured in the year to date), thus demonstrating improvement from earlier periods. By contrast, the Green Fund underperformed both peer medians and benchmark for the 2014 second-quarter, year-to-date and 1-year periods (and for 3 and 5 years), as did the Analyst Fund except for a positive 3-year rating against its peers by virtue of good results in 2013 and 2012. The Emerging Markets Fund showed superior performance against peers and benchmark for the 1- and 3-year periods but registered shortfalls against peers and benchmark for the more recent 2014 second quarter and year to date. Representatives of Alger Management discussed with the Trustees the recent performance of each Fund and the measures that the firm was in the process of instituting or had instituted to improve the performance of Funds that had underperformed. On the basis of these discussions and their review, the Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.  The Trustees reviewed each Fund’s management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison, FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fees for the Green Fund, Analyst Fund and Dynamic Opportunities Fund were at or below the median for their peers while those of the Emerging Markets Fund and Spectra Fund exceeded their medians (but not so far as to place the Fund in the top quartile of peer-fund fees). As to the latter two Funds, the Trustees noted that contractual expense-reimbursement commitments by Alger Management maintained the expense ratios of the Emerging Markets Fund at lower levels than they would otherwise reach, while the level of the Spectra Fund fee had been lowered by operation of an applicable fee breakpoint. Of the 17 expense ratios for the Funds’ various share classes, seven were below or at their peer medians and one more was just above the applicable median; of the remaining nine, only two placed in the top quartile of the applicable reference group, and both of these were for very small Fund classes which therefore suffered in comparison with their peers. Of the remaining seven ratios, five were also for comparatively small Fund classes, while two were of comparatively large classes of Spectra Fund; as to the latter two expense ratios, the Trustees noted that the shareholders of Spectra Fund had benefitted from consistently high returns relative to the Fund’s peers. The Trustees determined that this information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability.  The Trustees reviewed previously-provided data on each Fund’s profitability to Alger Management and its affiliates for the year ended June 30, 2014. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided. After analysis and discussion, they concluded in each case that, to the extent that Alger Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale.  On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund (other than the Alger Emerging Markets Fund) at specified Fund asset levels (“breakpoints”); these have the effect of lowering the Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund. (The Emerging Markets Fund, with assets at 6/30/14 of less than $22 million and for which Alger Management was waiving some of its management fees, continued to be deemed too small realistically to merit the institution of fee breakpoints.)

Other Benefits to Alger Management.  The Trustees considered whether Alger Management benefits in other ways from its relationship with the Trust.  They noted that Alger Management maintains soft-dollar arrangements in connection with the Funds’ brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing soft-dollar commissions by Fund for the twelve months through June 30, 2014, had been included in the materials supplied prior to the meeting.  The Trustees also noted that Alger Management receives fees from the Funds under the Administration Agreement and the Shareholder Administrative Services Agreement, and that Alger Inc. provides a considerable portion of the Funds’

equity brokerage and receives shareholder servicing fees from the Funds as well.  The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management’s fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the Investment Advisory Agreement.  Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each Fund:

•                  The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.

•                  The Board determined that the Fund’s performance was acceptable.

•                  The Board concluded that the advisory fee paid to Alger Management by the Fund was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund.  The Trustees noted in the case of certain Funds that Alger Management had voluntarily undertaken to cap Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.

•                  With respect to each Fund other than the small Alger Emerging Markets Fund, the Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoints in the Agreement provided a means by which Alger Management would share the benefits of such economies with Fund shareholders.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of a Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, risks, fees and expenses as well as other pertinent information.

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AFIIAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee — i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:

October 31, 2014	$135,500
October 31, 2013	$130,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2014	$27,250
October 31, 2013	$26,500

d) All Other Fees:

October 31, 2014	$9,760
October 31, 2013	$9,370

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

    2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2014	$201,965, €67,800
October 31, 2013	$190,902, €69,272, and £26,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

Not applicable

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/Hal Liebes

Hal Liebes

President

Date:	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date:	December 19, 2014

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date:	December 19, 2014